UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  November 30, 2016

Date of reporting period:  November 30, 2016

Item 1. Reports to Stockholders.

Semper MBS Total Return Fund

Class A– SEMOX

Investor Class – SEMPX

Institutional Class – SEMMX

Semper Short Duration Fund

Investor Class – SEMRX

Institutional Class – SEMIX

Annual Report
November 30, 2016

SEMPER FUNDS

Table of Contents

Shareholder Letter	1
Allocation of Portfolio Assets	7
Expense Example	9
Investment Highlights	11
Schedule of Investments	13
Statements of Assets and Liabilities	40
Statements of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	48
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	69
Notice to Shareholders	70
Information about Trustees and Officers	71
Householding	75
Privacy Notice	76

SEMPER FUNDS

January 3, 2017

Dear Shareholder,

The Semper MBS Total Return Fund (the “MBS Fund” or the “Fund”) completed its third full fiscal year on November 30th, 2016, with assets reaching $550 million, representing 29% growth versus a year earlier.  For the fiscal year ended November 30, 2016, net performance for the Institutional Class was 2.92% and for the Investor Class was 2.67%.  On December 18th, 2015, Class A was launched, and net performance from inception through the end of the fiscal year was 2.66%, without the maximum 2.00% front-end sales load, and 0.64% with the load.  The performance of the Bloomberg Barclays Capital U.S. Mortgage-Backed Securities (“MBS”) Index (the “Index”), the Fund’s benchmark index, during the fiscal year was 1.64%.

The Fund’s primary strategies during the year remained unchanged.  The MBS Fund, under normal market conditions, invests at least 80% of net assets in mortgage-backed securities (“MBS”), and seeks to provide a high level of risk-adjusted current income and capital appreciation.  Throughout the fiscal year, the Fund’s largest allocation was to the non-agency residential MBS (“RMBS”) sector with a November 30th, 2016 allocation of 55%.

At the end of July the Fund crossed the three-year mark, and received a 5-star overall Morningstar rating for the Institutional and Investor Classes in the Morningstar Non-Traditional Bond Fund universe.  As of November 30th, the Fund’s Institutional Class was the top ranked fund in this universe based on trailing three-year performance among 218 funds.

The primary source of performance and excess return relative to the Index performance during the fiscal year ended November 30th, 2016 was the portfolio’s yield advantage from its allocation to non-agency RMBS, commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”).  The portfolio’s gross return from interest income was approximately 4.70% for the year, partially offset by modest net unrealized and realized price declines and Fund expenses.

During the first three months of the fiscal year, heightened volatility and weakness in global equity markets and risk assets persisted.  This weakness was largely led by Chinese economic uncertainty, continued declines in oil and other commodity prices, reduced risk appetite by investors including hedge fund redemption-induced selling pressure, incremental bank regulations coming online, and the start of a Fed tightening cycle.  Ten-year Treasury yields, which had risen to 2.20% at the end of November 2015 as anticipation grew for the Fed’s first move to raise the Fed Funds target rate in nearly a decade, rose further to 2.27% on December 31, 2015, and then decreased to 1.65% by mid-February 2016 at the height of the weakness in commodity and equity markets.  The S&P 500® Index declined by over 10% during this ten week period, and all risk assets exhibited some positive correlation including RMBS, leading to an average price decline of the securities in the Fund of approximately -2.5%.

SEMPER FUNDS

The limited downside in the RMBS sector was the result of continued improvements in both fundamental and technical factors.  Home prices rose by over 5% nationally on average year-over-year through October according to both Case-Shiller and CoreLogic indices, and home prices are now back to 2006 peak levels. Housing affordability, consumer credit quality, and employment statistics all remain attractive and supportive of the sector’s credit quality.  Supply-demand technicals remain favorable as well, as the outstanding size of the RMBS sector declined by over 10% year-over-year to approximately $550 billion, and we observed growing demand as insurance companies and mutual funds have increasingly turned to this sector.

Equity markets and virtually all risk assets rebounded beginning in mid-February 2016, exhibiting strength throughout the remainder of the Fund’s fiscal year, with the brief exception of the days surrounding the unexpected Brexit outcome.  The Fund’s performance during the three months ended February 29, 2016, was -1.49% for the Institutional Class and -1.56% for the Investor Class, versus +1.64% for the Index, which benefited from declining Treasury yields. Performance for the Fund rebounded in the second quarter ended May 31, 2016, with the Institutional Class returning +1.54% versus +0.59% for the Index.  During the second quarter ended May 31, 2016, the performance of the Investor Class and Class A was 1.47% and 1.47% (without the sales load), respectively. Treasury yields declined further during the summer, reaching their lows in early July 2016, the result of uncertainty surrounding Brexit and the Fed’s decisions to delay further normalization of monetary policy.  Performance for the Fund’s Institutional Class during the third quarter ended August 31, 2016 remained steady with a performance of +1.42%, versus +1.14% for the Index.  During the third quarter ended August 31, 2016, the performance of the Investor Class and Class A was 1.36% and 1.37% (without the sales load), respectively. By the end of this period Treasury yields had risen modestly from a low of +1.35% in early July at the time of the Brexit vote to +1.58%.  Treasury yields rose sharply during the final quarter of the Fund’s fiscal year, ending at 2.38% on November 30, 2016, the result of expected fiscal stimulus from the new administration in 2017, and the Fed’s apparent resolve to resume the monetary policy tightening cycle.  The resiliency of the Fund and the RMBS sector was apparent during this three month period ended November 30, 2016, as the Fund once again exhibited steady performance, with the Institutional Class returning 1.46% while the Index declined -1.70%, the result of rising yields.  During the quarter ended November 30, 2016, the Investor Class and Class A returned 1.40% and 1.41% (without the sales load), respectively.

We believe that one of the RMBS sector’s key attributes is its low level of interest rate sensitivity, the result of shortening maturities, variable interest rates for approximately half of the universe, and securities trading on price rather than spread because of their discount prices, while their fundamental credit quality continues to improve. This has been borne out as Treasury yields have risen sharply now for several months.  The positive performance of the Fund during this period of rising rates speaks to its low interest rate sensitivity and low correlation to most fixed income sectors.

SEMPER FUNDS

The Fund’s effective duration as of November 30, 2016, was 1.74 years, versus 4.34 years for the Index, and the portfolio’s bonds have exhibited even less rate sensitivity than the duration would infer.  The Fund’s lower interest rate sensitivity relative to the market positions the Fund well on an absolute basis and relative to the overall fixed income market given our expectation that yields may rise further in 2017.  The Fund continued to have a yield advantage relative to the Index.  The Fund’s yield to maturity as of November 30th was 5.79%, versus the Index’s yield to maturity of 2.80%.  The Fund’s Institutional Class 30-day SEC yield as of November 30th, 2016 was 4.95% subsidized and 5.07% unsubsidized.  The Fund’s Investor Class 30-day SEC yield as of November 30th, 2016 was 4.69% subsidized and 4.81% unsubsidized.  The Fund’s A Class 30-day SEC yield as of November 30th, 2016 was 4.61% subsidized and 4.72% unsubsidized.

At the end of November 2016, the MBS Fund’s portfolio was well diversified with over 400 positions.  55% percent of the Fund’s portfolio was invested in non-agency RMBS, 4% in agency MBS, 22% in non-agency CMBS, 16% in asset-backed securities, and 3% in cash equivalents.

We expect to maintain a similar overall Fund structure in 2017, with the largest allocation to non-agencies, modest exposure to agency MBS, some allocation to CMBS, and a continued target duration of under two years.  We expect to continue adding more recently issued real estate-related securitized bond sectors such as the government agencies’ credit risk transfer securitizations, single family rental securitizations, and non-performing loan securitizations.  These sectors offer diversification, and in some cases higher yields, greater liquidity, or lower interest rate sensitivity than legacy securities with appropriate credit risk characteristics.  With continued strength in the housing market and employment growth, combined with the expectation for increased fiscal stimulus, it appears likely that the Fed will continue to target higher interest rates.  We believe the Fund will be well positioned with a high relative yield and low relative level of rate sensitivity, and expect that continued fundamental credit improvement in the real estate sector will further support attractive relative performance for the Fund.

We believe the today’s environment, including improving domestic economic conditions and steady or modestly rising rates, positions non-agency RMBS to potentially be a top performing fixed income sector once again in 2017.  Many of the sector’s securities, which offer a combination of optionality to improving economic fundamentals, combined with the positive supply/demand dynamics of this legacy market in which declining supply has met with increasing demand, should continue to generate attractive yield as well as the potential for price appreciation.  We increasingly believe that the Fund’s relatively small size in contrast to many bond funds is particularly well suited to this fragmented and opaque over-the-counter sector. Bonds in this sector continue to offer a combination of attractive yields, low and declining interest rate sensitivity, discount prices relative to par, and optionality to continued real estate market improvement.

SEMPER FUNDS

The Semper Short Duration Fund (the “Short Duration Fund” or the “Fund”) ended the fiscal year relatively unchanged in assets, with approximately $43 million.  For the fiscal year ended November 30, 2016, performance for the Institutional Class was 2.04%, and for the Investor Class was 1.77%.  The performance of the Bloomberg Barclays Capital 1-3 Year U.S. Government Index during this same period was 0.74%.  The performance of the Bloomberg Barclays Capital 1-3 Year U.S. Treasury Index also had performance of 0.74% for the same period.

The front end of the yield curve exhibited similar volatility to intermediate rates.  The two-year Treasury began the fiscal year yielding 0.93%, just before the yield crossed 1% in conjunction with the Fed’s tightening move in December 2015, fell to 0.55% in early summer, and rose to 1.11% at November 30th, 2016.  The Fund successfully navigated the global risk-off environment during the fiscal year first quarter ended February 29th, 2016 with the Institutional Class and the Investor Class returning -0.22% and -0.29%, respectively.  During this period prices were slightly negative, with yield offsetting the majority of this temporary weakness in non-U.S. Government bond prices.  Performance was positive over the subsequent 9 months buoyed by strong relative yield, solid credit performance, and low interest rate sensitivity.  The Institutional Class and the Investor Class returned 1.23% and 1.24%, respectively, during the four month period from August 1st through November 30th, 2016 in which the two-year Treasury yield rose by 0.45% and the ten-year Treasury yield rose by 0.95%.  The performance of the Fund both during the first quarter and last four months of the fiscal year highlights the Fund’s low correlation to risk assets during spread widening events and to the overall fixed income market during periods of rising rates.

Similar to the MBS Total Return Fund, the Fund is primarily allocated to structured credit including MBS, CMBS, and ABS.  Duration was kept low during the fiscal year, remaining in a range of 0.7 to 1.0 years, and ending the fiscal year at 0.9 years.  At the end of November 2016, the Short Duration Fund was well diversified with over 150 positions.  17% of the Fund’s portfolio was invested in non-agency RMBS, 6% in agency MBS, 18% in CMBS, 17% in Treasury notes, 2% in cash equivalents, and the remainder in ABS, senior loan participations, and senior AAA-rated collateralized loan obligations (“CLO”) securities.  The focus on short duration structured credit resulted in an attractive yield to maturity of 3.34% and a 30-day SEC yield of 2.94% subsidized and 2.49% unsubsidized for the Institutional Class as of November 30th, 2016.  The 30-day SEC yield for the Investor Class as of November 30th, 2016, was 2.69% subsidized and 2.25% unsubsidized.

In November 2016 the Fund was reclassified by Morningstar into the Morningstar Ultrashort Bond Fund universe, where the Institutional Class has received a 5-star rating, and is the top ranked fund in the universe based on trailing three-year performance among 119 funds.  The Fund had previously been in the Morningstar Short Duration Bond Fund universe.  This reclassification was recognition of the limited interest rate sensitivity of the Fund.

SEMPER FUNDS

We expect that the portfolio’s overall structure in 2017 will remain similar, with a significant allocation to RMBS, CMBS, and ABS and low interest rate sensitivity.  With a strengthening U.S. economy and an expectation that the Fed will continue on a path of gradually raising their target interest rate, we believe that a continuation of our strategy, to invest in securities with credit sensitivity to improving real estate fundamentals but relatively low interest rate sensitivity, can best position the Fund to perform well in 2017 on an absolute and relative basis.

Both the MBS Total Return Fund and the Short Duration Fund have significant capacity and appropriate liquidity looking to the new fiscal year.

Sincerely,
Semper Capital Management, L.P.

Past performance is not a guarantee of future results.

Opinions expressed are those of Semper, the Semper MBS Total Return Fund’s and the Semper Short Duration Bond Fund’s investment adviser, and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.

The Funds invest in debt securities: As interest rates rise, the value of debt securities decrease; whereas prepayment risk tends to occur during periods of declining interest rates. This risk is usually greater for longer-term debt securities. Recent turbulence in the financial markets and reduced liquidity in credit and fixed-income market may have an adverse effect on the Funds. Investments in mortgage-backed and asset- backed securities include additional risks that investors should be aware of such as credit risk, interest rate risk, prepayment risk, real estate market risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. Accordingly, the Funds may not be suitable for all investors.

In addition, the MBS Total Return Fund invests in lower-rated and non-rated securities that present a greater risk of loss to principal and interest than higher-rated securities. The Fund regularly makes short sales of securities, which involves the risk that losses to those securities may exceed the original amount invested by the Fund. The Fund may invest in securities that are less liquid which can be difficult to sell. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund may invest in To Be Announced (“TBA”) securities which involve interest rate and investment exposure risks. The Fund may invest in when-issued securities which may involve less favorable prices for securities, when delivered, and failure to deliver securities could cause a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete listing of Fund holdings, please refer to the schedules of investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

SEMPER FUNDS

The Bloomberg Barclays U.S. Mortgage Backed Securities Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).  Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least one year.

The Bloomberg Barclays 1-3 Year U.S. Government Index covers U.S. Treasury and agency securities issued by the U.S. Government with a maturity from one up to but not including three years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from one up to but not including three years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg Barclays U.S. Aggregate Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

Effective Duration: Calculation for bonds with cash flow variability.  It takes into account that expected cash flows will fluctuate as interest rates change.

Yield: Interest income divided by price for a bond or portfolio of bonds.

Yield to Maturity:  Anticipated rate of return on a bond or portfolio of bonds if held until the maturity date.

30-Day SEC Yield: Standardized yield which is calculated based on a 30-day period ending on the last day of the previous month.  It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Par is the face value or nominal value of a bond.

One cannot invest directly in an index.

This report must be preceded or accompanied by a prospectus.

The Semper Funds are distributed by Quasar Distributors, LLC.

SEMPER MBS TOTAL RETURN FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

SEMPER SHORT DURATION FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

SEMPER FUNDS

EXPENSE EXAMPLE at November 30, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/16 – 11/30/16).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00%, 1.00% and 0.75% per the operating expenses limitation agreement for the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class shares, respectively, and limited to 0.85% and 0.60% per the operating expenses limitation agreement for the Semper Short Duration Fund – Investor Class and Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SEMPER FUNDS

EXPENSE EXAMPLE at November 30, 2016 (Unaudited), Continued

MBS Total Return Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16(1)

Class A
Actual	$1,000.00	$1,028.10	$5.07
Hypothetical (5% return	$1,000.00	$1,020.00	$5.05
before expenses)

Investor Class
Actual	$1,000.00	$1,027.70	$5.07
Hypothetical (5% return	$1,000.00	$1,020.00	$5.05
before expenses)

Institutional Class
Actual	$1,000.00	$1,029.00	$3.80
Hypothetical (5% return	$1,000.00	$1,021.25	$3.79
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.  The annualized expense ratios of the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class are 1.00%, 1.00% and 0.75%, respectively.

Short Duration Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/16	11/30/16	6/1/16 – 11/30/16(1)

Investor Class
Actual	$1,000.00	$1,013.30	$4.28
Hypothetical (5% return	$1,000.00	$1,020.75	$4.29
before expenses)

Institutional Class
Actual	$1,000.00	$1,014.60	$3.02
Hypothetical (5% return	$1,000.00	$1,022.00	$3.03
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.  The annualized expense ratios of the Semper Short Duration Fund – Investor Class and Institutional Class are 0.85% and 0.60%, respectively.

SEMPER MBS TOTAL RETURN FUND

Comparison of the change in value of a $1,000,000 investment in the
Semper MBS Total Return Fund – Institutional Class vs
the Bloomberg Barclays U.S. MBS Index

				Since
			Since	Inception
	One	Three	Inception	Cumulative
Average Annual Total Return	Year	Years	(7/22/13)	(12/18/2015)
Semper MBS Total Return Fund –
Investor Class	2.67%	5.22%	7.17%	—
Semper MBS Total Return Fund –
Institutional Class	2.92%	5.50%	7.43%	—
Semper MBS Total Return Fund –
Class A (with sales load)	—	—	—	0.64%
Semper MBS Total Return Fund –
Class A (without sales load)	—	—	—	2.66%
Bloomberg Barclays U.S. MBS Index	1.64%	2.90%	2.89%	0.64%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers were in effect prior to November 30, 2014.  In the absence of fee waivers, returns would be reduced.  For the years ended November 30, 2015 and November 30, 2016, the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher. Class A shares may be subject to a 2.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid adjustable rate mortgages – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Pool aggregates must have at least $250 million par outstanding with a weighted average maturity of at least one year.

SEMPER SHORT DURATION FUND

Comparison of the change in value of a $1,000,000 investment in the Semper Short Duration Fund – Institutional Class vs
the Bloomberg Barclays 1-3 Year Government Index and the
Bloomberg Barclays 1-3 Year U.S. Treasury Index

				Since
	One	Three	Five	Inception
Average Annual Total Return	Year	Years	Years	(12/23/10)
Semper Short Duration Fund – Investor Class	1.77%	1.62%	1.77%	2.14%
Semper Short Duration Fund – Institutional Class	2.04%	1.88%	2.02%	2.41%
Bloomberg Barclays 1-3 Year Government Index	0.74%	0.64%	0.60%	0.79%
Bloomberg Barclays 1-3 Year U.S. Treasury Index	0.74%	0.63%	0.57%	0.77%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays 1-3 Year Government Index (the “Index”) includes Treasury and agency securities issued by the U.S. Government with a maturity from one up to (but not including) three years.  The Index contains only dollar denominated, investment grade issues with at least $250 million par outstanding.  Total return includes the reinvestment of income.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from one up to but not including three years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – 9.9%
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1, 7.650%, 5/15/21	$326,897	$105,039
American Credit Acceptance Receivables Trust
Series 2015-3, Class C, 4.840%, 10/12/21 (d)	720,000	738,693
Cajun Global, LLC
Series 2011-1, Class A2, 5.955%, 2/20/41 (d)	769,636	770,025
Conn’s Receivables Funding LLC
Series 2016-B, Class A, 3.730%, 10/15/18 (d)	3,923,249	3,933,677
DT Auto Owner Trust
Series 2015-3A, Class D, 4.530%, 10/17/22 (d)	2,450,000	2,503,356
FFCA Secured Lending Corp.
Series 1999-2, Class B1, 8.270%, 5/18/26 (d)(f)	4,590,000	4,635,900
FirstKey Lending Trust
Series 2015-SFR1, Class E, 4.797%, 3/9/47 (a)(d)	4,722,000	4,401,808
Green Tree Agency Advance Funding Trust I
Series 2016-T1, Class DT1, 4.058%, 10/15/48 (d)(f)	1,670,000	1,660,932
HOA Funding LLC
Series 2015-1A, Class A2, 5.500%, 8/20/44 (d)(f)	4,410,000	4,035,839
Series 2015-1A, Class B, 9.000%, 8/20/44 (d)(f)	2,000,000	1,816,328
Invitation Homes Trust
Series 2014-SFR3, Class E, 5.039%, 12/17/31 (a)(d)	5,220,000	5,243,065
Kabbage Funding Resecuritization Trust
Series 2014-1RT, Class A22, 3.287%, 3/8/18 (a)(d)	3,740,000	3,729,588
Series 2014-1RT, Class B2A, 10.537%, 3/8/18 (a)(d)(f)	1,854,500	1,842,330
Mid-State Trust VI
Series 6, Class A3, 7.540%, 7/1/35	19,832	20,945
Nations Equipment Finance Funding II LLC
Series 2014-1A, Class C, 5.227%, 9/20/19 (d)	4,098,795	4,051,367
Oakwood Mortgage Investors, Inc.
Series 2002-A, Class A1, 0.255%, 9/15/17 (a)	199,770	182,399
Ocwen Master Advance Receivables Trust
Series 2016-T1, Class DT1, 4.246%, 8/17/48 (d)(f)	1,500,000	1,483,915
Series 2016-T2, Class DT2, 4.446%, 8/16/49 (d)(f)	1,000,000	983,429
Skopos Auto Receivables Trust
Series 2015-2A, Class B, 5.710%, 2/15/21 (d)	3,700,000	3,781,789
Series 2015-1A, Class A, 3.100%, 12/15/23 (d)	1,301,669	1,300,099
Tricon American Homes Trust
Series 2016-SFR1, Class E, 4.878%, 11/17/33 (d)	7,793,000	7,692,922
Total Asset-Backed Securities (cost $55,258,620)		54,913,445

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
COLLATERALIZED DEBT OBLIGATIONS – 5.6%
ALESCO Preferred Funding III Ltd.
Series 2004-3, Class B1, 2.530%, 5/1/34 (a)(d)	$2,152,941	$807,353
Series 2004-3, Class B2, 2.530%, 5/1/34 (a)(d)	2,745,000	1,015,650
Arbor Realty Collateralized Loan Obligation
Series 2014-1A, Class C, 5.488%, 5/15/24 (a)(d)(f)	2,500,000	2,503,125
ARCap Resecuritization Trust
Series 2005-1, Class A, 5.450%, 12/21/42 (d)	1,223,594	1,158,681
Centerline REIT, Inc.
Series 2004-RR3, Class B, 5.040%, 9/21/45 (d)	500,000	459,733
ICONS Ltd.
Series 2004-1A, Class CPT2, 1.725%, 9/10/34 (a)(d)(f)	2,678,255	2,326,734
INCAPS Funding I Ltd.
2.931%, 6/1/33 (a)(d)(f)	5,428,657	4,342,926
2.931%, 6/1/33 (a)(d)(f)	831,759	665,407
MM Community Funding III
Series 2002, 3.308%, 5/1/32 (a)(d)(f)	4,931,218	4,142,224
MMcapS Funding XVII Ltd.
Series 2005-17A, Class A1, 1.192%, 12/1/35 (a)(d)(f)	490,621	412,121
Resource Capital Corp. Ltd.
Series 2015-CRE3, Class D, 4.555%, 3/15/32 (a)(d)	4,090,000	3,973,668
RFT Issuer Ltd.
Series 2015-FL1, Class B, 4.418%, 8/15/30 (a)(d)	2,000,000	1,998,674
Trapeza LLC
Series 2002-1A, Class B1, 2.040%, 11/30/32 (a)(d)(f)	1,943,316	1,744,126
Series 2002-1A, Class B2, 2.490%, 11/30/32 (a)(d)(f)	848,610	763,748
Series 2003-3A, Class A1B, 1.853%, 1/20/34 (a)(d)	1,062,937	951,329
Series 2004-7A, Class A1, 1.292%, 1/25/35 (a)(d)(f)	3,207,331	2,613,975
Series 2007-12A, Class A1, 1.154%, 4/6/42 (a)(d)(f)	1,550,182	1,170,387
Total Collateralized Debt Obligations (cost $32,670,642)		31,049,861

COMMERCIAL MORTGAGE-BACKED
SECURITIES – AGENCY – 0.1%
Fannie Mae-Aces
Series 2010-M6, Class SA, 5.806%, 9/25/20 (a)(h)	2,103,641	308,804
GNMA REMIC Trust
Series 2012-25, Class IO, 0.744%, 8/16/52 (a)(h)	3,969,998	151,807
Series 2013-173, Class AC, 2.763%, 10/16/53 (a)	76,607	78,224
Total Commercial Mortgage-Backed
Securities – Agency (cost $606,909)		538,835

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES – NON-AGENCY – 21.6%
ACRE Commercial Mortgage Trust
Series 2014-FL2, Class D, 3.955%, 8/15/31 (a)(d)	$1,758,063	$1,759,632
Banc of America Commercial Mortgage Trust
Series 2006-3, Class AM, 5.870%, 7/10/44 (a)(f)	2,495,000	2,145,700
Bayview Commercial Asset Trust
Series 2005-1, Class M2, 1.042%, 4/25/35 (a)(d)	421,389	377,537
Series 2005-1A, Class B3, 5.092%, 4/25/35 (a)(d)	1,118,937	1,118,822
Series 2005-3A, Class M1, 1.032%, 11/25/35 (a)(d)	40,489	34,877
Series 2005-3A, Class M2, 1.082%, 11/25/35 (a)(d)	1,619,541	1,323,478
Series 2005-4A, Class A1, 0.892%, 1/25/36 (a)(d)	2,272,678	1,964,930
Series 2006-1A, Class M2, 0.992%, 4/25/36 (a)(d)	482,531	402,360
Series 2006-SP1, Class M4, 1.234%, 4/25/36 (a)(d)	4,340,000	3,638,072
Series 2006-2A, Class M1, 0.902%, 7/25/36 (a)(d)	579,606	492,300
Series 2006-2A, Class M4, 1.012%, 7/25/36 (a)(d)	1,029,963	842,639
Series 2006-2A, Class B1, 1.462%, 7/25/36 (a)(d)	398,715	314,212
Series 2007-3, Class A2, 0.874%, 7/25/37 (a)(d)	1,945,637	1,601,547
Series 2007-3, Class M2, 0.924%, 7/25/37 (a)(d)	1,638,077	1,226,739
Bayview Financial Revolving Asset Trust
Series 2005-E, Class A2A, 1.532%, 12/28/40 (a)(d)	2,762,127	2,252,402
Series 2005-E, Class A1, 1.602%, 12/28/40 (a)(d)	3,539,868	2,897,126
Bear Stearns Commercial Mortgage Securities Trust
Series 2000-WF2, Class J, 6.625%, 10/15/32 (d)	1,077,875	1,022,790
Series 2006-PW11, Class D, 5.436%, 3/11/39 (a)(d)(f)	1,800,000	144,000
Series 2005-PW10, Class C, 5.606%, 12/11/40 (a)	7,293,385	6,600,514
Business Loan Express
Series 2002-1A, Class A, 1.142%, 7/25/28 (a)(d)	354,103	338,156
Series 2003-1A, Class A, 1.525%, 4/25/29 (a)(d)(f)	641,915	520,593
Series 2005-1A, Class M, 1.392%, 6/27/33 (a)(d)	409,951	305,151
CBA Commercial Small Balance Commercial Mortgage
Series 2006-2A, Class A, 5.540%, 1/25/39 (d)(g)	3,640,971	2,709,085
CDGJ Commercial Mortgage Trust
Series 2014-BXCH, Class DPB, 4.385%, 12/15/27 (a)(d)	2,937,964	2,939,913
CFCRE Commercial Mortgage Trust
Series 2015-RUM, Class D, 4.338%, 7/15/30 (a)(d)	2,570,000	2,535,311
Citigroup Commercial Mortgage Trust
Series 2015-SSHP, Class D, 3.588%, 9/15/27 (a)(d)	1,000,000	985,013
CNL Commercial Mortgage Loan Trust
Series 2001-1A, Class A, 1.202%, 10/20/27 (a)(d)	478,188	454,714
Series 2001-1A, Class B, 3.062%, 10/20/27 (a)(d)	123,025	112,372
Series 2003-1A, Class A1, 1.038%, 5/15/31 (a)(d)	827,954	744,372

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
Colony Starwood Homes Trust
Series 2016-2A, Class E, 3.885%, 12/17/33 (a)(d)	$3,360,000	$3,372,492
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C3, Class J, 4.231%, 5/15/38 (a)(d)	3,464,173	3,322,122
Credit Suisse Mortgage Trust
Series 2016-MFF, Class D, 4.600%, 11/15/33 (d)(f)	5,000,000	5,012,500
Series 2008-C1, Class AJ, 6.062%, 2/15/41 (a)(d)	5,380,000	4,922,624
FFCA Secured Lending Corp.
Series 1999-2, Class WA1C, 7.850%, 5/18/26 (d)	7,489,336	7,565,802
FREMF Mortgage Trust
Series 2014-KF05, Class B, 4.534%, 9/25/22 (a)(d)	3,147,203	3,097,320
Series 2015-KF08, Class B, 5.384%, 2/25/22 (a)(d)	2,645,195	2,585,292
Series 2015-KF12, Class B, 7.634%, 9/25/22 (a)	1,414,734	1,414,840
Series 2015-K720, Class C, 3.389%, 7/25/22 (a)(d)	4,000,000	3,397,940
Series 2015-K720, Class B, 3.389%, 7/25/22 (a)(d)	916,000	897,832
Series 2015-K48, Class C, 3.636%, 8/25/48 (a)(d)	2,100,000	1,715,522
GCCFC Commercial Mortgage Trust
Series 2005-GG3, Class F, 5.287%, 8/10/42 (a)(d)	3,000,000	2,802,244
GE Commercial Mortgage Corp.
Series 2006-C1, Class AJ, 5.309%, 3/10/44 (a)	8,131,326	8,187,941
GS Mortgage Securities Trust
Series 2006-GG6, Class E, 5.647%, 4/10/38 (a)	1,311,038	1,306,571
GSCCRE Commercial Mortgage Trust
Series 2015-HULA, Class D, 4.288%, 8/15/32 (a)(d)	1,000,000	1,008,199
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2001-CIBC, Class G, 5.775%, 3/15/33 (d)	440,603	345,347
Series 2016-WPT, Class E, 5.533%, 10/15/33 (a)(d)	4,420,000	4,438,350
Series 2013-C13, Class D, 4.053%, 1/15/46 (a)(d)	6,390,000	5,840,045
Series 2007-LDP12, Class AJ, 6.039%, 2/15/51 (a)	1,400,000	1,343,960
Series 2007-LDP12, Class B, 6.039%, 2/15/51 (a)	805,000	737,386
Lehman Brothers Small Balance Commercial
Series 2005-1A, Class B, 1.542%, 2/25/30 (a)(d)	761,392	603,768
Series 2006-2A, Class M1, 0.882%, 9/25/36 (a)(d)	4,579,000	4,062,974
Series 2006-2A, Class B, 1.492%, 9/25/36 (a)(d)	1,500,000	611,886
Series 2006-3A, Class M1, 0.882%, 12/25/36 (a)(d)(f)	5,715,000	3,630,926
Merrill Lynch Mortgage Trust
Series 2006-C2, Class AJ, 5.802%, 8/12/43 (a)	207,399	211,416
ML-CFC Commercial Mortgage Trust
Series 2006-2, Class B, 5.643%, 6/12/46 (a)(d)	58,139	58,015

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
Wachovia Bank Commercial Mortgage Trust
Series 2006-C27, Class B, 5.865%, 7/15/45 (a)	$1,119,000	$997,387
Series 2006-C28, Class B, 5.672%, 10/15/48 (a)	4,265,000	4,214,947
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $121,525,167)		119,510,005

RESIDENTIAL MORTGAGE-BACKED
SECURITIES – AGENCY – 0.4%
FHLMC Structured Pass Through Securities
Series T-048, Class 1A4, 5.538%, 7/25/33	8,417	9,234
Series T-067, Class 1A1C, 3.086%, 3/25/36 (a)	110,811	115,403
FNMA Pool
Series #646948, 7.500%, 6/1/32	16,602	18,849
Series #765657, 2.625%, 1/1/34 (a)	27,487	29,350
Series #745029, 2.944%, 4/1/35 (a)	39,041	41,295
Series #871313, 5.500%, 5/1/36	12,134	12,859
Series #256370, 5.500%, 6/1/36	40,994	44,695
Series #909469, 2.620%, 2/1/37 (a)	56,898	60,213
Series #888534, 5.000%, 8/1/37	49,857	53,034
Series #995851, 6.500%, 10/1/37	46,201	51,472
Series #257138, 5.000%, 3/1/38	39,342	41,498
FNMA REMIC Trust
Series 2001-W4, Class AV1, 0.864%, 2/25/32 (a)	61,352	59,811
Series 2002-W11, Class 2A9, 5.478%, 11/25/32 (g)	225,407	239,768
Series 2003-T2, Class A1, 0.864%, 3/25/33 (a)	60,892	59,556
Series 2007-30, Class ZM, 4.250%, 4/25/37	46,716	50,148
Series 2007-W8, Class 1A5, 6.270%, 9/25/37 (a)	27,872	29,742
Series 2013-53, Class CB, 2.000%, 10/25/40	166,834	167,179
Series 2001-50, Class BA, 7.000%, 10/25/41	27,657	31,639
Series 2003-W2, Class 2A9, 5.900%, 7/25/42	57,115	63,845
Series 2003-W4, Class 2A, 6.221%, 10/25/42 (a)	17,563	19,701
Series 2004-T3, Class 2A, 3.475%, 8/25/43 (a)	99,904	104,535
Series 2004-W9, Class 1A3, 6.050%, 2/25/44	32,093	37,296
Freddie Mac REMIC
Series 2455, Class DK, 6.500%, 5/15/32	16,296	18,572
GNMA I Pool
Series #749337, 2.700%, 1/15/41	95,156	94,147
GNMA II Pool
Series #745378, 5.000%, 6/20/40	69,383	74,910
Series #710061, 4.650%, 12/20/60	55,861	57,380
Series #751746, 4.861%, 6/20/61	65,827	68,080
Series #751409, 4.621%, 7/20/61	65,765	68,388

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
GNMA II Pool (Continued)
Series #899223, 2.905%, 9/20/63 (a)	$65,120	$69,625
Series #898728, 3.077%, 9/20/63 (a)	53,243	58,101
Series #AG8025, 2.886%, 10/20/63 (a)	151,656	162,996
Total Residential Mortgage-Backed
Securities – Agency (cost $1,990,571)		2,013,321

RESIDENTIAL MORTGAGE-BACKED
SECURITIES – NON-AGENCY – 54.3%
ABN AMRO Mortgage Corp.
Series 2003-13, Class A3, 5.500%, 1/25/34	61,236	62,127
ABSC Long Beach Home Equity Loan Trust
Series 2000-LB1, Class AF5, 8.550%, 9/21/30 (a)	582,183	594,030
ACE Security Corp. Home Equity Loan Trust
Series 2003-NC1, Class M1, 1.754%, 7/25/33 (a)	287,154	276,069
Aegis Asset Backed Securities Trust
Series 2006-1, Class A2, 0.762%, 1/25/37 (a)	2,860,242	2,040,930
AFC Home Equity Loan Trust
Series 1997-3, Class 1A4, 7.470%, 9/27/27 (g)	332,214	330,912
Series 1998-4, Class 2A2, 1.522%, 11/24/28 (a)	462,650	425,674
Series 2000-1, Class 1A, 1.314%, 3/25/30 (a)	63,250	59,240
Series 2000-2, Class 2A, 1.284%, 6/25/30 (a)	727,154	605,235
American Home Mortgage Investment Trust
Series 2007-A, Class 13A1, 6.600%, 1/25/37 (d)(g)	288,450	159,418
Series 2004-1, Class 3A, 2.978%, 4/25/44 (a)	156,388	152,802
Amresco Residential Securities Mortgage Loan Trust
Series 1999-1, Class M1, 1.834%, 11/25/29 (a)	1,798,779	1,660,750
Asset Backed Funding Certificates
Series 2002-WF2, Class M2, 2.684%, 2/25/32 (a)	73,074	73,801
Series 2004-AHL1, Class M1, 1.364%, 9/25/33 (a)	5,366,344	4,811,136
Asset Backed Securities Corp. Home Equity Loan Trust
Series 1999-LB1, Class A1F, 7.110%, 6/21/29	2,164,182	2,280,623
Series 2005-HE2, Class M4, 1.814%, 2/25/35 (a)	498,424	285,758
Banc of America Alternative Loan Trust
Series 2004-2, Class 1A1, 6.000%, 3/25/34	6,741,488	7,015,133
Series 2006-4, Class 1A3, 6.000%, 5/25/46	2,841,989	2,062,915
Banc of America Funding Corp.
Series 2009-R15, Class 5A3, 5.500%, 6/26/21 (d)	1,081,677	1,097,747
Series 2004-B, Class 1A1, 2.981%, 12/20/34 (a)	86,323	80,368
Series 2004-C, Class 1B2, 3.194%, 12/20/34 (a)	33,927	33,426
Series 2004-B, Class 3A2, 3.506%, 12/20/34 (a)	1,122,002	574,753
Series 2005-F, Class 1X, 1.916%, 9/20/35 (a)(h)	1,797,025	136,582

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
Banc of America Funding Corp. (Continued)
Series 2008-R4, Class 1A4, 1.034%, 7/25/37 (a)(d)	$3,263,830	$2,085,673
Series 2010-R6, Class 3A4, 6.250%, 9/26/37 (d)	961,000	956,270
Series 2010-R6, Class 3A2, 6.250%, 9/26/37 (d)	822,675	828,519
Series 2010-R6, Class 3A3, 6.250%, 9/26/37 (d)	970,000	982,138
Series 2007-5, Class 7A2, 42.353%, 7/25/47 (a)	194,539	388,764
Banc of America Mortgage Securities
Series 2004-7, Class 4A1, 5.000%, 8/25/19	12,751	12,805
Series 2007-4, Class 2A3, 4.971%, 12/26/22 (a)	106,318	105,043
Series 2004-A, Class 3A1, 3.070%, 2/25/34 (a)	36,959	35,558
Series 2004-B, Class 2A1, 3.047%, 3/25/34 (a)	13,772	13,703
Series 2004-2, Class 1A8, 5.500%, 3/25/34	173,604	177,192
Series 2004-I, Class 3A2, 3.264%, 10/25/34 (a)	4,159	4,132
Series 2005-9, Class 1A1, 5.500%, 10/25/35	949,676	935,169
Bayview Financial Acquisition Trust
Series 2006-D, Class 1A5, 5.668%, 12/28/36 (g)	1,095,539	1,113,956
Series 2005-A, Class A1, 1.603%, 2/28/40 (a)(d)	3,656,976	3,017,791
Series 2005-C, Class M4, 1.792%, 6/28/44 (a)	3,037,000	2,498,894
Bayview Financial Asset Trust
Series 2007-SR1A, Class A, 1.042%, 3/25/37 (a)(d)	931,994	779,137
Series 2007-SR1A, Class M1, 1.392%, 3/25/37 (a)(d)	586,514	527,810
Series 2007-SR1A, Class M2, 1.492%, 3/25/37 (a)(d)	318,699	285,765
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-5, Class 2A, 3.515%, 7/25/34 (a)	25,029	24,944
Series 2004-6, Class 2A2, 3.321%, 9/25/34 (a)	292,943	252,828
Series 2004-9, Class 12A2, 3.398%, 11/25/34 (a)	50,636	48,094
Series 2004-8, Class 12A1, 3.679%, 11/25/34 (a)	28,816	27,050
Series 2005-12, Class 24A1, 3.000%, 2/25/36 (a)	147,560	136,848
Bear Stearns ALT-A Trust
Series 2004-11, Class 2A6A, 3.162%, 11/25/34 (a)	552,572	536,289
Series 2004-12, Class 2A6, 3.266%, 1/25/35 (a)	356,983	329,207
Series 2004-12, Class 2A4, 3.245%, 1/25/35 (a)	651,131	584,281
Bear Stearns Asset Backed Securities Trust
Series 2005-CL1, Class A1, 1.092%, 9/25/34 (a)	2,081,184	2,019,175
Series 2005-SD4, Class 1X, 0.526%, 9/25/35 (a)(h)	10,639,667	279,541
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.291%, 3/25/31 (a)	345,652	347,862
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2002-2, Class 1A5, 6.333%, 4/25/32 (g)	139,436	141,793
Series 2003-1, Class 1A5, 5.914%, 10/25/32 (g)	112,196	113,922
Series 2004-1, Class 2A2, 1.044%, 12/25/33 (a)	18,134	17,162
Chase Mortgage Finance Corp.
Series 2007-A3, Class 1A7, 3.109%, 12/25/37 (a)	497,287	434,908

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
ChaseFlex Trust
Series 2005-1, Class 2A4, 5.500%, 2/25/35	$488,658	$436,906
Chevy Chase Mortgage Funding Corp.
Series 2005-1, Class A2, 0.792%, 1/25/36 (a)(d)	444,297	416,336
Series 2005-C, Class A2, 0.872%, 10/25/46 (a)(d)	608,537	481,471
CIT Group Home Equity Loan Trust
Series 2002-1, Class AF5, 7.210%, 2/25/33 (g)	505,457	506,114
Citicorp Mortgage Securities Trust
Series 2006-3, Class 3A1, 5.500%, 6/25/36	221,489	222,426
Series 2006-3, Class 1A18, 6.000%, 6/25/36	309,719	308,202
Series 2007-6, Class 3A1, 5.500%, 7/25/37	133,889	130,631
Series 2007-8, Class 1A4, 6.000%, 9/25/37	654,115	650,936
Citigroup Mortgage Loan Trust
Series 2009-8, Class 6A2, 5.750%, 4/25/23 (a)(d)	1,243,607	1,235,994
Series 2004-HYB1, Class A41, 2.772%, 2/25/34 (a)	88,196	87,219
Series 2004-NCM1, Class 2A2, 6.000%, 7/25/34	384,663	407,456
Series 2004-NCM2, Class 1CB1, 5.500%, 8/25/34	5,616,047	5,866,469
Series 2009-11, Class 6A2, 1.884%, 10/25/35 (a)(d)	2,394,388	1,856,146
Series 2009-6, Class 16A2, 6.000%, 3/25/36 (a)(d)	2,382,058	1,989,070
Series 2006-AR5, Class 3.325%, 7/25/36 (a)	255,415	202,325
Series 2007-OPX1, Class A4B, 6.333%, 1/25/37 (g)	213,794	150,979
Series 2007-10, Class 2A3A, 3.532%, 9/25/37 (a)	559,828	462,085
Series 2007-FS1, Class 2A1A, 1.584%, 10/25/37 (a)(d)	5,188,152	3,761,412
CitiMortgage Alternative Loan Trust
Series 2006-A5, Class 3A1, 6.000%, 10/25/36	168,825	140,431
Conseco Finance Home Loan Trust
Series 2000-E, Class B1, 10.260%, 8/15/31 (a)	360,320	389,603
Countrywide Alternative Loan Trust
Series 2003-9T1, Class A7, 5.500%, 7/25/33	323,355	320,946
Series 2003-J2, Class A1, 6.000%, 10/25/33	128,657	133,260
Series 2003-J3, Class 2A1, 6.250%, 12/25/33	16,924	17,372
Series 2004-J2, Class 4A1, 6.000%, 4/25/34	1,368,418	1,385,298
Series 2004-15, Class 2A2, 3.206%, 9/25/34 (a)	910,025	742,045
Series 2004-J8, Class 1A1, 7.000%, 9/25/34	293,660	309,954
Series 2004-J10, Class 1A1, 0.984%, 10/25/34 (a)	215,410	195,914
Series 2006-HY10, Class 1A1, 2.498%, 5/25/36 (a)	6,302,677	4,337,174
Series 2008-2R, Class 3A1, 6.000%, 8/25/37	114,157	93,015
Series 2008-2R, Class 2A1, 6.000%, 8/25/37	144,197	102,224
Countrywide Asset-Backed Certificates
Series 2004-S1, Class M1, 5.252%, 2/25/35 (g)	27,777	27,674
Countrywide Home Loans
Series 2003-15, Class 2A1, 5.000%, 6/25/18	326,690	313,020
Series 2003-J8, Class 2A1, 5.000%, 9/25/18	13,150	13,250

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
Countrywide Home Loans (Continued)
Series 2002-19, Class 1A1, 6.250%, 11/25/32	$78,518	$81,533
Series 2003-37, Class 2A1, 3.168%, 9/25/33 (a)	459,955	443,210
Series 2003-56, Class 9A1, 2.513%, 12/25/33 (a)	98,856	89,856
Series 2004-10, Class A4, 5.250%, 7/25/34	176,000	179,042
Series 2004-12, Class 12A1, 3.095%, 8/25/34 (a)	76,094	71,403
Series 2004-15, Class 3A, 2.872%, 10/20/34 (a)	788,715	669,673
Series 2005-R1, Class 2A1, 6.000%, 3/25/35 (d)	1,192,179	1,030,326
Series 2005-11, Class 1A2, 3.313%, 4/25/35 (a)	631,412	531,732
Series 2005-30, Class A2, 17.231%, 1/25/36 (a)	54,941	64,814
Series 2006-J1, Class 2A1, 5.500%, 2/25/36	1,733,290	1,700,708
Series 2007-HYB1, Class 3A1, 2.972%, 3/25/37 (a)	191,029	152,999
Series 2007-J3, Class A4, 6.000%, 7/25/37	996,298	839,521
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-23, Class 2A8, 4.500%, 10/25/18	19,209	19,234
Series 1997-2, Class A, 7.500%, 6/25/20 (d)	24,949	25,457
Series 2002-10, Class 1M2, 7.000%, 5/25/32 (a)	563,228	550,457
Series 2003-AR9, Class CB1, 2.858%, 3/25/33 (a)	152,125	129,503
Series 2003-AR18, Class 4M3, 3.484%, 7/25/33 (a)	1,219,405	1,053,891
Series 2003-23, Class 5A1, 6.000%, 9/25/33	34,586	35,890
Series 2003-AR26, Class 4A1, 3.127%, 11/25/33 (a)	16,782	16,466
Series 2004-AR1, Class 6M2, 2.684%, 2/25/34 (a)	891,131	757,304
Credit Suisse Mortgage Trust
Series 2007-5R, Class A5, 6.500%, 7/26/36	259,515	146,924
Series 2006-CF3, Class M2, 1.084%, 10/25/36 (d)	3,788,000	3,069,588
Series 2006-9, Class 2A1, 5.500%, 11/25/36	888,218	818,817
Series 2006-9, Class 4A1, 6.000%, 11/25/36	1,088,948	887,145
Series 2006-9, Class 4A13, 6.500%, 11/25/36	2,710,883	2,571,746
Series 2011-6R, Class 4A2, 3.067%, 4/28/37 (a)(d)	719,100	540,280
CSAB Mortgage Backed Trust
Series 2006-2, Class A5A, 6.080%, 9/25/36 (g)	3,023,701	2,015,345
CSMC Mortgage-Backed Trust
Series 2006-3, Class 1A4A, 5.896%, 4/25/36 (g)	2,536,234	1,825,002
Deutsche Alt-A Securities, Inc.
Series 2003-3, Class 4A1, 5.000%, 10/25/18	38,587	39,041
Series 2007-AR3, Class 1A2, 0.802%, 6/25/37 (a)	1,673,099	1,326,822
EquiFirst Mortgage Loan Trust
Series 2005-1, Class M3, 1.304%, 4/25/35 (a)	20,381	18,309
Equity One ABS, Inc.
Series 2001-3, Class AV1, 1.232%, 5/25/32 (a)	1,258,602	1,027,586
Series 2002-3, Class M1, 6.039%, 11/25/32 (a)	84,956	85,023
Series 2004-3, Class AV2, 0.932%, 7/25/34 (a)	88,467	73,803
Series 2004-3, Class M2, 4.814%, 7/25/34 (g)	1,748,851	1,650,419

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
First Franklin Mortgage Loan Trust
Series 2003-FF5, Class M3, 3.059%, 3/25/34 (a)	$922,884	$747,951
First Horizon Alternative Mortgage Securities
Series 2005-AA3, Class 2A1, 2.598%, 5/25/35 (a)	1,700,511	1,308,220
Series 2006-AA4, Class 1A1, 3.125%, 7/25/36 (a)	493,402	383,845
First Horizon Mortgage Pass-Through Trust
Series 2004-AR2, Class 1A1, 2.963%, 5/25/34 (a)	41,322	40,924
Series 2006-AR2, Class 1A1, 1.750%, 7/25/36 (a)	69,050	54,685
Series 2006-2, Class 1A7, 6.000%, 8/25/36	113,303	105,013
Series 2006-4, Class 1A11, 6.000%, 2/25/37	279,866	245,230
GMACM Home Equity Loan Trust
Series 2003-HE2, Class A4, 5.120%, 4/25/33 (g)	594,999	599,373
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (g)	299,421	298,311
GS Mortgage Securities Corp.
Series 2008-2R, Class 2A1, 7.500%, 10/25/36 (a)(d)	1,112,255	915,072
GSAA Home Equity Trust
Series 2007-3, Class 2A1B, 0.692%, 3/25/47 (a)	5,082,624	880,166
GSMPS Mortgage Loan Trust
Series 1998-2, Class A, 7.750%, 5/19/27 (a)(d)	139,393	144,808
Series 2006-RP1, Class 1A4, 8.500%, 1/25/36 (d)	584,142	648,392
GSR Mortgage Loan Trust
Series 2006-2F, Class 5A1, 4.500%, 1/25/21	74,436	71,668
Series 2004-4, Class 2A4, 0.892%, 4/25/32 (a)	1,311,125	1,107,051
Series 2003-7F, Class 5A5, 23.632%, 10/25/32 (a)	33,754	45,961
Series 2004-11, Class 1A1, 3.293%, 9/25/34 (a)	346,791	333,902
Series 2004-8F, Class 2A3, 6.000%, 9/25/34	17,193	17,638
Series 2004-10F, Class 8A3, 6.000%, 9/25/34	58,107	58,060
Series 2004-15F, Class 2A1, 6.000%, 12/25/34	4,965,669	5,049,295
Series 2005-AR2, Class 1A3, 3.135%, 4/25/35 (a)	500,827	381,435
Series 2006-3F, Class 1A2, 5.500%, 3/25/36	89,333	79,633
Harborview Mortgage Loan Trust
Series 2006-4, Class 3A1A, 0.782%, 5/19/46 (a)	4,643,819	1,732,519
HarborView Mortgage Loan Trust
Series 2006-2, Class 1A, 3.229%, 2/25/36 (a)	572,811	470,706
Series 2006-3, Class 1A, 3.393%, 6/19/36 (a)	331,678	206,732
HomeBanc Mortgage Trust
Series 2005-4, Class M2, 1.074%, 10/25/35 (a)	1,315,000	977,265
HSI Asset Loan Obligation Trust
Series 2007-1, Class 2A12, 6.500%, 6/25/37	671,338	448,342
IMC Home Equity Loan Trust
Series 1998-3, Class A7, 6.720%, 8/20/29 (g)	1,340,306	1,368,257

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
Impac CMB Trust
Series 2002-9F, Class A1, 5.216%, 12/25/32 (g)	$491,566	$494,859
Series 2003-11, Class 2A1, 1.424%, 10/25/33 (a)	61,806	57,889
Series 2004-8, Class 3A, 1.404%, 8/25/34 (a)	134,038	125,187
Series 2004-4, Class 1A3, 1.424%, 9/25/34 (a)	8,429	8,095
Series 2004-6, Class M3, 1.634%, 10/25/34 (a)	475,256	419,419
Series 2004-5, Class 1M4, 2.234%, 10/25/34 (a)	565,511	503,982
Series 2005-4, Class 2B1, 3.059%, 5/25/35 (a)	513,552	506,053
IndyMac INDX Mortgage Loan Trust
Series 2004-AR10, Class 2A1, 1.392%, 5/25/34 (a)	62,702	57,845
Series 2004-AR9, Class 1A, 3.276%, 11/25/34 (a)	415,057	376,611
Series 2005-AR7, Class 1A1, 2.917%, 6/25/35 (a)	1,061,879	760,172
Series 2005-AR25, Class 1A21, 3.303%, 12/25/35 (a)	695,484	547,281
Series 2006-AR25, Class 6A1, 3.313%, 9/25/36 (a)	163,942	154,110
Interstar Millennium Trust
Series 2005-1G, Class A, 1.241%, 12/8/36 (a)	44,838	43,443
Irwin Home Equity
Series 2004-A, Class M2, 2.467%, 1/25/34 (a)	218,772	216,144
Series 2006-3, Class 2A4, 5.900%, 9/25/37 (d)(g)	126,041	127,240
JP Morgan Mortgage Trust
Series 2004-A2, Class 2A1, 2.908%, 5/25/34 (a)	36,184	36,249
Series 2005-A3, Class 11A4, 3.266%, 6/25/35 (a)	42,301	41,265
Series 2007-A1, Class 2A3, 3.167%, 7/25/35 (a)	887,971	789,150
Lavender Trust
Series 2010-RR6A, Class A3, 5.500%, 9/26/35 (d)	292,701	292,070
Series 2010-RR10A, Class A3, 6.250%, 9/26/36 (d)	71,899	71,953
Lehman Home Equity Loan Trust
Series 1998-1, Class A1, 7.000%, 5/25/28	24,046	5,569
Lehman Mortgage Trust
Series 2005-3, Class 1A3, 5.500%, 1/25/36	29,022	24,321
Series 2006-2, Class 4A1, 5.000%, 4/25/36	382,033	382,280
Series 2006-8, Class 2A1, 1.004%, 12/25/36 (a)	3,129,729	1,088,601
Series 2007-5, Class PO1, 0.000%, 6/25/37 (e)(i)	141,469	110,674
Series 2007-8, Class 3A1, 7.250%, 9/25/37	5,926,123	3,002,302
Series 2007-9, Class AP, 0.000%, 10/25/37 (e)(i)	215,031	162,204
Lehman Structured Securities Corp.
Series 2002-GE1, Class A, 0.000%, 7/26/24 (a)(d)	95,401	77,697
Lehman XS Trust
Series 2006-14N, Class 2A, 0.792%, 9/25/46 (a)	10,476,096	8,966,487
Long Beach Mortgage Loan Trust
Series 2004-5, Class A5, 1.144%, 9/25/34 (a)	538,422	501,859
The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
MASTR Adjustable Rate Mortgages Trust
Series 2003-2, Class 1A1, 3.750%, 7/25/33 (a)	$26,793	$27,596
Series 2004-1, Class 1A1, 2.825%, 1/25/34 (a)	24,172	23,839
Series 2004-8, Class 7A1, 3.226%, 9/25/34 (a)	12,484	12,229
Series 2004-15, Class 6A1, 0.914%, 12/25/34 (a)	343,742	292,763
MASTR Alternative Loans Trust
Series 2002-2, Class 1A1, 7.250%, 10/25/32	146,708	153,716
Series 2004-4, Class 11A1, 6.000%, 3/25/34	1,870,127	1,896,814
Series 2004-8, Class 8A1, 6.000%, 7/25/34	65,332	66,509
Series 2006-1, Class A2, 1.284%, 2/25/36 (a)	5,796,490	3,438,235
MASTR Asset Backed Securities Trust
Series 2003-WMC2, Class M5, 6.584%, 8/25/33 (a)	681,049	662,166
Series 2004-WMC1, Class M2, 2.317%, 2/25/34 (a)	216,555	217,696
MASTR Asset Securitization Trust
Series 2003-4, Class 3A1, 4.750%, 5/25/18	14,128	14,156
Series 2003-5, Class 1A1, 5.500%, 6/25/33	20,158	20,287
Series 2003-7, Class 4A44, 5.250%, 9/25/33	26,994	27,809
Series 2003-7, Class 4A8, 5.250%, 9/25/33	775,733	812,522
Series 2006-2, Class 2A2, 1.084%, 6/25/36 (a)	3,489,107	2,164,749
MASTR Reperforming Loan Trust
Series 2005-2, Class 1A1F, 0.934%, 5/25/35 (a)(d)	548,822	429,670
MASTR Specialized Loan Trust
Series 2007-2, Class M1, 1.442%, 5/25/37 (a)(d)(f)	9,097,000	1,000,670
Merrill Lynch Mortgage Backed Securities Trust
Series 2007-1, Class 2A1, 3.370%, 4/25/37 (a)	745,627	638,332
Merrill Lynch Mortgage Investors Trust
Series 2003-G, Class B1, 2.579%, 1/25/29 (a)(d)	584,647	460,518
Series 2003-A2, Class 2M1, 3.538%, 3/25/33 (a)	68,485	57,409
MESA Trust Asset Backed Certificates
Series 2001-5, Class A, 1.392%, 12/25/31 (a)(d)	15,140	14,226
Series 2002-3, Class M2, 5.430%, 10/18/32 (a)(d)	16,168	16,213
Series 2002-1, Class B1, 3.805%, 2/18/33 (a)(d)	795,516	803,575
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A3, 2.709%, 10/25/28 (a)	21,702	21,421
Series 2005-1, Class 2A3, 2.748%, 4/25/35 (a)	288,405	256,111
Series 2007-3, Class 1A2, 3.000%, 9/25/37 (a)	167,553	150,966
Morgan Stanley Dean Witter Capital I Trust
Series 2002-HE1, Class M2, 2.542%, 7/25/32 (a)	1,018,663	1,283,821
Morgan Stanley Mortgage Loan Trust
Series 2004-6AR, Class 5A, 2.983%, 8/25/34 (a)	82,198	78,037
Series 2004-7AR, Class 1A, 3.059%, 9/25/34 (a)	49,464	49,010
Series 2007-14AR, Class 5A1, 3.019%, 11/25/37 (a)	3,012,771	1,717,247

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
New Century Alternative Mortgage Loan Trust
Series 2006-ALT2, Class AF2, 5.348%, 10/25/36 (a)	$270,899	$140,638
New Residential Mortgage Loan Trust
Series 2014-1A, Class B1IO, 1.029%, 1/25/54 (a)(d)(h)	438,836	19,470
Nomura Asset Acceptance Corp.
Series 2001-R1A, Class A, 6.828%, 2/19/30 (a)(d)	356,863	349,348
Series 2003-A1, Class A1, 5.500%, 5/25/33	6,759	6,889
Series 2004-AP1, Class A5, 5.605%, 3/25/34 (g)	1,192,788	1,204,738
Series 2004-R1, Class A2, 7.500%, 3/25/34 (d)	1,034,326	1,004,752
Series 2005-AP3, Class A3, 5.318%, 8/25/35 (a)	532,823	346,028
Series 2006-AR1, Class 3A, 3.214%, 2/25/36 (a)	1,660,228	1,444,771
Series 2006-AF1, Class 5A, 3.902%, 6/25/36 (a)	965,226	839,944
Option One Mortgage Loan Trust
Series 2007-HL1, Class 2A2, 0.834%, 2/25/38 (a)	686,242	559,276
PAMEX Mortgage Trust
Series 1999-A, Class M2, 2.284%, 7/25/29 (a)(d)(f)	89,771	73,713
PHH Alternative Mortgage Trust
Series 2007-2, Class 3A1, 6.000%, 5/25/37	1,105,537	981,675
PNC Mortgage Securities Corp.
Series 1999-10, Class DB1, 7.745%, 11/25/29 (a)	128,501	136,025
Prime Mortgage Trust
Series 2005-5, Class 1A1, 7.000%, 7/25/34	646,575	618,977
Series 2005-5, Class 1A3, 8.000%, 7/25/34	133,087	129,494
Series 2006-DR1, Class 2A2, 6.000%, 5/25/35 (d)	4,635,263	4,414,421
Series 2005-5, Class 2A4, 5.500%, 11/25/35	16,995	16,062
Series 2007-2, Class A2, 6.000%, 4/25/37	3,712,057	2,749,832
Provident Bank Home Equity Loan Trust
Series 2000-1, Class A1, 1.112%, 3/25/30 (a)	682,412	574,300
RAAC Series Trust
Series 2004-SP1, Class AI3, 6.118%, 3/25/34 (g)	21,913	22,427
Series 2005-RP3, Class M3, 3.084%, 5/25/39 (a)(d)	5,768,000	3,929,090
RBSGC Mortgage Pass-Through Certificates
Series 2008-B, Class A1, 6.000%, 6/25/37 (d)	341,100	295,364
RBSSP Resecuritization Trust
Series 2009-7, Class 9A3, 5.000%, 9/26/36 (d)	2,077,483	1,228,856
Series 2009-7, Class 6A2, 0.000%, 10/26/36 (a)(d)	1,095,837	678,581
Residential Accredit Loans, Inc.
Series 2005-QA11, Class 3A1, 3.708%, 10/25/35 (a)	3,521,533	2,060,857
Residential Asset Mortgage Products, Inc.
Series 2001-RS3, Class AI5, 5.700%, 10/25/31 (a)	195,623	197,950
Series 2002-RS1, Class AI5, 5.910%, 1/25/32 (a)	139,366	144,446

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
Residential Asset Mortgage Products, Inc. (Continued)
Series 2002-SL1, Class AI3, 7.000%, 6/25/32	$12,290	$12,723
Series 2004-RS8, Class MII2, 2.317%, 8/25/34 (a)	1,013,975	807,463
Residential Asset Securities Corp.
Series 2001-KS3, Class AI5, 6.980%, 9/25/31 (a)	1,366,210	1,381,260
Series 2004-KS9, Class AI6, 4.620%, 10/25/34 (a)	213,263	188,279
Residential Asset Securitization Trust
Series 2004-A6, Class A1, 5.000%, 8/25/19	150,475	151,495
Residential Funding Mortgage Securities I, Inc.
Series 2004-S9, Class 1A23, 5.500%, 12/25/34	992,136	995,002
Series 2005-SA3, Class 1A, 3.267%, 8/25/35 (a)	467,554	367,974
Series 2006-S5, Class A4, 0.000%, 6/25/36 (e)(i)	128,258	89,908
Series 2007-S5, Class AP, 0.000%, 5/25/37 (e)(i)	714,380	505,720
Residential Funding Mortgage Securities II, Inc.
Series 2001-HI3, Class AI7, 7.560%, 7/25/26 (g)	6,637	6,621
Series 2003-HS1, Class AI5, 5.150%, 2/25/33 (g)	1,257	1,256
Residential Funding Securities Corp.
Series 2002-RP1, Class A1, 1.444%, 3/25/33 (a)(d)	1,018,865	949,097
Series 2003-RP2, Class M2, 4.334%, 7/25/41 (a)(d)	934,845	954,735
SACO I Trust
Series 2005-1, Class M2, 1.634%, 3/25/35 (a)(d)	307,892	284,393
Salomon Brothers Mortgage Securities VII
Series 2002-CIT1, Class M3, 2.767%, 3/25/32 (a)	355,102	317,944
Saxon Asset Securities Trust
Series 2001-2, Class AF5, 5.510%, 3/25/29 (g)	894,589	916,771
Series 2000-2, Class BV2, 2.692%, 7/25/30 (a)	1,588,065	1,632,932
Series 2002-1, Class AF5, 6.360%, 12/25/30 (g)	143,796	146,758
Security National Mortgage Loan Trust
Series 2004-2, Class AV, 1.242%, 11/25/34 (a)(d)	1,153,634	1,005,870
Series 2004-2A, Class AF3, 5.772%, 11/25/34 (a)(d)	503,867	501,947
Series 2007-1, Class 2A, 0.934%, 4/25/37 (a)(d)	1,941,605	1,719,186
Southern Pacific Secured Assets Corp.
Series 1998-1, Class A6, 7.080%, 3/25/28 (a)	320,182	320,874
Sovereign Bank Home Equity Loan Trust
Series 2000-1, Class A6, 7.250%, 2/25/15	674,001	443,243
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-8, Class 2A2, 3.043%, 7/25/34 (a)	336,776	332,011
Series 2004-12, Class 1A3, 3.025%, 9/25/34 (a)	524,973	504,179
Series 2005-4, Class 1A1, 3.015%, 3/25/35 (a)	109,385	94,619
Series 2005-21, Class 3A1, 3.263%, 11/25/35 (a)	160,684	128,128
Structured Agency Credit Risk Debt Notes
Series 2015-DNA3, Class M3, 5.284%, 4/25/28 (a)	1,500,000	1,560,066

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
Structured Asset Investment Loan Trust
Series 2003-BC9, Class M1, 1.634%, 8/25/33 (a)	$146,680	$143,658
Structured Asset Securities Corp.
Series 2004-SC1, Class A, 8.264%, 12/25/29 (a)(d)	120,615	131,402
Series 2002-14A, Class 1A1, 3.702%, 7/25/32 (a)	489,269	471,088
Series 2003-24A, Class 5A, 3.131%, 7/25/33 (a)	233,399	228,147
Series 2003-29, Class 3A1, 4.888%, 9/25/33 (a)	40,932	40,738
Series 2003-34A, Class 3A6, 3.083%, 11/25/33 (a)	164,269	156,060
Series 2004-4XS, Class A3A, 5.500%, 2/25/34 (g)	1,851,467	1,889,639
Series 2005-1, Class 7A6, 5.500%, 2/25/35	971,009	952,208
Series 2007-GEL1, Class A3, 0.884%, 1/25/37 (a)(d)	1,720,000	787,298
SunTrust Adjustable Rate Mortgage Loan Trust
Series 2007-1, Class 1A1, 3.268%, 2/25/37 (a)	423,661	355,557
Terwin Mortgage Trust
Series 2004-4SL, Class B3, 5.647%, 3/25/34 (a)(d)	836,676	760,264
Series 2004-7HE, Class A3, 1.984%, 7/25/34 (a)(d)	374,825	345,218
Series 2004-7HE, Class M1, 1.859%, 7/25/34 (a)(d)	380,511	351,816
Series 2004-16SL, Class B1, 4.859%, 10/25/34 (a)(d)	899,988	860,053
Series 2004-11HE, Class B1, 4.334%, 10/25/35 (a)	607,320	647,527
Truman Capital Mortgage Loan Trust
Series 2002-1, Class M2, 3.309%, 11/25/31 (a)(d)	1,434,767	1,391,654
Vericrest Opportunity Loan Trust
Series 2016-NPL3, Class A1, 4.250%, 3/26/46 (d)(g)	13,681,870	13,844,040
VOLT L LLC
Series 2016-NPL10, Class A1, 3.500%, 9/25/46 (d)(g)	1,547,029	1,552,660
VOLT LI LLC
Series 2016-NPL11, Class A1, 3.500%, 10/25/46 (d)(g)	5,541,940	5,546,995
VOLT NPL X LLC
Series 2014-NPL8, Class A1, 3.375%, 10/26/54 (d)(g)	2,543,713	2,547,815
VOLT XLI LLC
Series 2016-NPL1, Class A1, 4.250%, 2/26/46 (d)(g)	6,339,371	6,400,285
VOLT XLII LLC
Series 2016-NPL2, Class A1, 4.250%, 3/26/46 (d)(g)	7,456,449	7,544,194
VOLT XLIV LLC
Series 2016-NPL4, Class A1, 4.250%, 4/25/46 (d)(g)	4,826,640	4,884,267
VOLT XXV LLC
Series 2015-NPL8, Class A1, 3.500%, 6/26/45 (d)(g)	5,995,487	6,003,685
VOLT XXVI LLC
Series 2014-NPL6, Class A1, 3.125%, 9/25/43 (d)(g)	1,095,385	1,095,960
VOLT XXXIII LLC
Series 2015-NPL5, Class A1, 3.500%, 3/25/55 (d)(g)	7,961,768	8,006,699
VOLT XXXIV LLC
Series 2015-NPL7, Class A1, 3.250%, 2/25/55 (d)(g)	172,150	172,172

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
VOLT XXXIX LLC
Series 2015-NPL13, Class A1, 4.125%, 10/25/45 (d)(g)	$2,556,970	$2,579,739
VOLT XXXV
Series 2016-NPL9, Class A1, 3.500%, 9/25/46 (d)(g)	13,635,179	13,645,403
VOLT XXXV LLC
Series 2015-NPL9, Class A1, 3.500%, 6/26/45 (d)(g)	2,193,846	2,195,491
VOLT XXXVI LLC
Series 2015-NPL10, Class A1, 3.625%, 7/25/45 (d)(g)	4,709,927	4,718,910
Wachovia Mortgage Loan Trust, LLC
Series 2005-B, Class 1A1, 3.205%, 10/20/35 (a)	498,720	434,130
WaMu Mortgage Pass-Through Certificates
Series 2002-S8, Class 2A7, 5.250%, 1/25/18	17,236	17,366
Series 2001-AR3, Class 2A, 1.541%, 11/25/41 (a)	1,716,748	1,620,779
Series 2002-AR9, Class 2A, 1.786%, 7/25/42 (a)	230,295	216,218
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-4, Class 1A5, 7.000%, 6/25/37	8,078,257	4,771,050
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2002-AR1, Class 1A1, 2.741%, 11/25/30 (a)	27,863	27,869
Series 2004-RA1, Class 2A, 7.000%, 3/25/34	22,318	24,444
Series 2004-RA3, Class 2A, 6.327%, 8/25/38 (a)	35,932	37,998
Wells Fargo Alternative Loan Trust
Series 2002-1, Class 1A1, 6.250%, 8/25/32	905,459	896,892
Series 2003-1, Class 1A2, 5.750%, 9/25/33	4,690,081	4,749,414
Series 2007-PA4, Class 1A1, 3.314%, 7/25/37 (a)	3,839,604	3,046,177
Wells Fargo Mortgage Backed Securities Trust
Series 2008-1R, Class A2, 3.058%, 6/26/35 (a)(d)	319,941	302,319
Series 2005-7, Class A2, 5.250%, 9/25/35	248,691	246,404
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $306,352,493)		299,703,735

U.S. GOVERNMENT AGENCIES – 4.0%
FNMA TBA
3.500%, 12/15/40 (b)	9,000,000	9,243,633
4.000%, 12/15/41 (b)	12,350,000	13,010,918
Total U.S. Government Agencies (cost $22,660,756)		22,254,551

PRIVATE PLACEMENT PARTICIPATION AGREEMENT – 0.2%
BasePoint – BP SLL Trust, Series SPL-IV
10.000%, 5/31/19 (f)(j)	1,267,526	1,267,526
Total Private Placement Participation Agreement
(cost $1,267,526)		1,267,526

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Shares	Value
SHORT-TERM INVESTMENTS – 9.7%
First American Government
Obligations Fund – Class Z, 0.41% (c)	53,634,937	$53,634,937
Total Short-Term Investments (cost $53,634,937)		53,634,937
Total Investments (cost $595,967,621) – 105.9%		584,886,216
Liabilities less Other Assets – (5.9)%		(32,345,817)
TOTAL NET ASSETS – 100.0%		$552,540,399

(a)	Variable rate security. Rate shown reflects the rate in effect at November 30, 2016.
(b)	Security purchased on a when-issued basis. As of November 30, 2016, the total cost of investments purchased on a when-issued basis was $22,660,756 or 4.1% of total net assets.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2016.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s investment adviser has determined that such a security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of  November 30, 2016, the value of these investments was $311,209,880 or 56.3% of total net assets.

(e)	Security is a zero coupon bond. Zero coupon bonds are issued at a substantial discount from their value at maturity.
(f)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust.
(g)	Step-up bond; the interest rate shown is the rate in effect as of November 30, 2016.
(h)	Interest only security.
(i)	Principal only security.
(j)
Agreement is illiquid.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint – BP SLL Trust, Series SPL-IV.  As of November 30, 2016, the value of this investment was $1,267,526 or 0.2% of total net assets.

FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac K Series
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
TBA – To Be Announced

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2016

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – AGENCY – 0.6%
Small Business Administration Participation Certificates
Series 2009-P10A, Class 1, 4.727%, 2/10/19	$68,874	$72,193
Series 2009-10E, Class 1, 3.080%, 9/1/19	76,856	78,129
Series 2009-10B, Class 1, 4.233%, 9/10/19	113,551	118,258
Series 2012-10E, Class 1, 0.980%, 9/1/22	233	231
Total Asset-Backed Securities – Agency (cost $262,752)		268,811

ASSET-BACKED SECURITIES – NON-AGENCY – 18.0%
Blue Virgo Trust
Series 2015-1A, Class NOTE, 3.000%, 12/15/22 (c)(d)	484,870	484,264
BXG Receivables Note Trust
Series 2010-A, Class B, 7.500%, 3/2/26 (c)	363,155	366,863
Conn’s Receivables Funding LLC
Series 2016-B, Class A, 3.730%, 10/15/18 (c)	345,443	346,362
DT Auto Owner Trust
Series 2015-3A, Class A, 1.660%, 3/15/19 (c)	60,462	60,477
Series 2015-3A, Class D, 4.530%, 10/17/22 (c)	140,000	143,049
Exeter Automobile Receivables Trust
Series 2014-1A, Class C, 3.570%, 7/15/19 (c)	655,000	659,277
GLS Auto Receivables Trust
Series 2016-1A, Class A, 2.730%, 10/15/20 (c)	367,153	366,147
Green Tree Agency Advance Funding Trust I
Series 2016-T1, Class DT1, 4.058%, 10/15/48 (c)(d)	150,000	149,186
Hilton Grand Vacations Trust
Series 2014-AA, Class A, 1.770%, 11/25/26 (c)	463,032	455,541
Invitation Homes Trust
Series 2014-SFR3, Class E, 5.039%, 12/17/31 (a)(c)	290,000	291,281
Kabbage Funding Resecuritization Trust
Series 2014-1RT, Class A22, 3.287%, 3/8/18 (a)(c)	310,000	309,137
LEAF Receivables Funding LLC
Series 2013-1, Class E2, 6.000%, 9/15/21 (c)(d)	241,000	240,345
Progress Residential Trust
Series 2016-SFR2, Class C, 2.740%, 1/17/34 (a)(c)	220,000	220,387
Sierra Auto Receivables Securitization Trust
Series 2016-1A, Class A, 2.850%, 1/18/22 (c)	385,811	388,816
Skopos Auto Receivables Trust
Series 2015-2A, Class B, 5.710%, 2/15/21 (c)	500,000	511,053
SLM Private Credit Student Loan Trust
Series 2003-C, Class A5, 2.930%, 9/15/32 (a)	550,000	528,464
Series 2003-C, Class A4, 2.940%, 9/15/32 (a)	200,000	192,169
Series 2003-C, Class A3, 2.949%, 9/15/32 (a)	400,000	384,338

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
South Carolina Student Loan Corp.
Series 2008-1, Class A3, 1.592%, 3/2/20 (a)	$220,584	$220,650
Series 2013-1, Class A, 1.084%, 1/25/41 (a)	253,590	246,945
Trafigura Securitisation Finance PLC
Series 2014-1A, Class A, 1.488%, 10/15/18 (a)(c)	390,000	389,213
Westgate Resorts LLC
Series 2015-1A, Class A, 2.750%, 5/20/27 (c)	387,190	384,234
XXIII Capital Financing 1 PLC
Series 2016-1, Class A, 3.732%, 6/30/21 (d)	291,367	291,367
Total Asset-Backed Securities –
Non-Agency (cost $7,625,767)		7,629,565

COLLATERALIZED DEBT OBLIGATIONS – 4.0%
Colony Mortgage Capital Ltd.
Series 2015-FL3, Class A, 2.483%, 9/5/32 (a)(c)(d)	138,643	138,990
Latitude Management Real Estate Capital, Inc.
Series 2015-CRE1, 2.274%, 2/22/32 (a)(c)	320,000	320,991
MMcapS Funding XVII Ltd.
Series 2005-17A, Class A1, 1.192%, 12/1/35 (a)(c)(d)	220,328	185,075
Resource Capital Corp. Ltd.
Series 2015-CRE3, Class D, 4.555%, 3/15/32 (a)(c)	370,000	359,476
Trapeza LLC
Series 2002-1A, Class B1, 2.040%, 11/30/32 (a)(c)(d)	280,041	251,337
Series 2004-7A, Class A1, 1.292%, 1/25/35 (a)(c)(d)	270,498	220,456
Series 2007-12A, Class A1, 1.154%, 4/6/42 (a)(c)(d)	310,036	234,078
Total Collateralized Debt Obligations (cost $1,730,803)		1,710,403

COLLATERALIZED LOAN OBLIGATIONS – 6.6%
CIFC Funding Ltd.
Series 2007-2A, Class A1J, 1.220%, 4/15/21 (a)(c)	16,526	16,518
Cornerstone CLO Ltd.
Series 2007-1A, Class B, 1.830%, 7/15/21 (a)(c)	250,000	248,322
Global Leveraged Capital Credit Opportunity Fund
Series 2006-1A, Class C, 1.881%, 12/20/18 (a)(c)	212,585	212,012
GoldenTree Loan Opportunities IV Ltd.
Series 2007-4A, Class A1CJ, 1.209%, 8/18/22 (a)(c)	250,000	248,652
Hillmark Funding Ltd.
Series 2006-1A, Class A1, 1.161%, 5/21/21 (a)(c)	244,343	243,125
Landmark VIII CLO Ltd.
Series 2006-8X, Class E, 4.478%, 10/19/20 (a)	500,000	499,491
MAPS CLO Fund II Ltd.
Series 2007-2A, Class A1, 1.121%, 7/20/22 (a)(c)	320,207	318,962

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
Rosedale CLO Ltd.
Series 2006-1A, Class D1, 2.632%, 7/24/21 (a)(c)	$500,000	$492,708
Westwood CDO II Ltd.
Series 2007-2X, Class A2, 1.232%, 4/25/22 (a)	500,000	496,006
Total Collateralized Loan Obligations (cost $2,769,418)		2,775,796

COMMERCIAL MORTGAGE-BACKED
SECURITIES – AGENCY – 1.2%
FNMA
Series Pool #382521, 7.500%, 7/1/18	377,464	382,512
GNMA REMIC Trust
Series 2011-161, Class A, 1.738%, 1/16/34	98,158	98,111
Series 2010-14, Class QP, 6.000%, 12/20/39	7,643	7,912
Series 2009-4, Class IO, 0.445%, 1/16/49 (a)(g)	520,355	6,394
Total Commercial Mortgage-Backed
Securities – Agency (cost $498,675)		494,929

COMMERCIAL MORTGAGE-BACKED
SECURITIES – NON-AGENCY – 21.0%
Banc of America Large Loan
Series 2010-UB4, Class A4B, 5.108%, 12/20/41 (a)(c)(d)	32,950	32,951
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class C, 5.610%, 12/11/40 (a)	434,600	393,313
Series 2004-PWR6, Class F, 5.670%, 11/11/41 (a)(c)	550,200	558,467
Series 2004-PWR5, Class F, 5.483%, 7/11/42 (a)(c)	210,687	216,210
CFCRE Commercial Mortgage Trust
Series 2015-RUM, Class A, 2.238%, 7/15/30 (a)(c)	490,000	489,885
Series 2015-RUM, Class B, 2.688%, 7/15/30 (a)(c)	500,000	491,188
Cherrywood SB Commercial Mortgage Loan Trust
Series 2016-1A, Class AFL, 3.234%, 3/25/49 (a)(c)(d)	482,927	484,134
CNL Commercial Mortgage Loan Trust
Series 2003-1A, Class A1, 1.038%, 5/15/31 (a)(c)	227,389	204,435
COMM Mortgage Trust
Series 2014-FL4, Class C, 2.488%, 7/13/31 (a)(c)	62,349	61,762
Series 2014-FL5, Class B, 2.224%, 10/15/31 (a)(c)	450,000	446,855
Series 2000-C1, Class G, 6.850%, 8/15/33 (a)(c)	131,478	140,594
Credit Suisse Mortgage Trust
Series 2006-OMA, Class B1, 5.466%, 5/15/23 (c)	530,000	565,640
DLJ Commercial Mortgage Trust
Series 1998-CF1, Class B6, 6.410%, 2/15/31 (c)	321,454	312,187

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
FREMF Mortgage Trust
Series 2013-KF02, Class C, 4.534%, 12/25/45 (a)(c)	$361,005	$366,074
Invitation Homes Trust
Series 2014-SFR1, Class B, 2.050%, 6/17/31 (a)(c)	90,000	89,889
Series 2014-SFR2, Class B, 2.138%, 9/17/31 (a)(c)	1,000,000	1,001,261
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2014-FL5, Class D, 4.040%, 7/15/31 (a)(c)	200,000	193,740
Lehman Brothers Small Balance Commercial
Series 2005-1A, Class B, 1.542%, 2/25/30 (a)(c)	168,738	133,806
Series 2007-3A, Class 2A3, 6.150%, 10/25/37 (a)(c)	54,741	55,189
Merrill Lynch Mortgage Trust
Series 2006-C2, Class AJ, 5.802%, 8/12/43 (a)	12,576	12,819
ML-CFC Commercial Mortgage Trust
Series 2006-2, Class B, 5.643%, 6/12/46 (a)(c)	152,998	152,670
Morgan Stanley Capital I Trust
Series 2005-IQ9, Class AJ, 4.770%, 7/15/56	84,381	84,124
Morgan Stanley Re-REMIC Trust
Series 2012-XA, Class A, 2.000%, 7/27/49 (c)(d)	146,201	145,652
RBSCF Trust
Series 2009-RR2, Class WBB, 5.970%, 2/16/51 (a)(c)	620,000	624,881
Silver Bay Realty Trust
Series 2014-1, Class B, 1.988%, 9/17/31 (a)(c)	500,000	496,157
STRIPs Ltd.
Series 2012-1A, Class A, 1.500%, 12/25/44 (c)	148,585	148,198
Tricon American Homes Trust
Series 2015-SFR1, Class B, 2.189%, 5/17/32 (a)(c)	260,000	259,814
Velocity Commercial Capital Loan Trust
Series 2014-1, Class A, 2.534%, 9/25/44 (a)(c)	231,727	228,053
Series 2015-1, Class AFL, 3.022%, 6/25/45 (a)(c)(d)	295,665	296,050
Series 2016-1, Class AFL, 3.042%, 4/25/46 (a)(c)	218,694	219,346
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $8,940,685)		8,905,344

RESIDENTIAL MORTGAGE-BACKED
SECURITIES – AGENCY – 5.0%
FDIC Guaranteed Notes Trust
Series 2010-S2, Class 2A, 2.570%, 7/29/47 (c)	192,295	193,259
FHLMC
Series 129, Class H, 8.850%, 3/15/21	13,968	15,046
Series 3845, Class NA, 3.250%, 4/15/25	20,828	20,940
Series 3823, Class GA, 3.500%, 1/15/26	14,934	15,506
Series 3834, Class GA, 3.500%, 3/15/26	22,847	23,835

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
FHLMC (Continued)
Series 4024, Class KP, 2.000%, 3/15/42	$173,004	$173,626
Series 4135, Class BQ, 2.000%, 11/15/42	150,295	147,777
Series T-62, Class 1A1, 1.741%, 10/25/44 (a)	294,214	301,426
FNMA
Series 2010-137, Class MC, 3.000%, 10/25/38	62,528	62,745
Series 2013-14, Class PB, 1.000%, 3/25/43	242,174	240,598
FNMA Grantor Trust
Series 2004-T5, Class AB7, 1.156%, 5/28/35 (a)	573,409	513,400
GNMA
Series 2008-55, Class WT, 5.428%, 6/20/37 (a)	23,776	25,700
Series 2009-75, Class LC, 4.000%, 10/20/38	9,872	10,066
Series 2010-144, Class DK, 3.500%, 9/16/39	148,786	152,002
Series 2010-150, Class GD, 2.500%, 9/20/39	63,655	63,169
Series 2013-H10, Class FA, 0.931%, 3/20/63 (a)	135,094	134,148
Total Residential Mortgage-Backed
Securities – Agency (cost $2,083,828)		2,093,243

RESIDENTIAL MORTGAGE-BACKED
SECURITIES – NON-AGENCY – 22.8%
Aames Mortgage Trust
Series 2002-2, Class A2, 5.000%, 3/25/33 (f)	13,061	13,039
Accredited Mortgage Loan Trust
Series 2002-2, Class A3, 1.584%, 1/25/33 (a)	262,221	231,339
Series 2003-2, Class A3, 1.324%, 10/25/33 (a)	80,676	72,968
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A, 1.164%, 7/25/32 (a)	12,688	12,074
Series 2002-BC6, Class A1, 1.224%, 8/25/32 (a)	25,115	24,506
AMRESCO Residential Securities Corp. Mortgage Loan Trust
Series 1998-2, Class A5, 7.300%, 2/25/28 (f)	305,400	306,202
Series 1998-3, Class A7, 1.064%, 7/25/28 (a)	150,057	137,189
Argent Securities, Inc.
Series 2003-W7, Class M2, 3.217%, 3/25/34 (a)	40,261	39,618
Series 2004-W9, Class A2, 1.232%, 6/26/34 (a)	158,952	150,483
Banc of America Funding Corp.
Series 2009-R6, Class 3A1, 2.543%, 1/26/37 (a)(c)	5,281	5,285
Banc of America Mortgage Securities, Inc.
Series 2004-5, Class 4A1, 4.750%, 6/25/19	46,277	46,342
Series 2004-4, Class 1A12, 5.500%, 5/25/34	112,000	114,652
Series 2004-K, Class 4A1, 3.342%, 12/25/34 (a)	31,891	31,141
Bayview Financial Acquisition Trust
Series 2006-D, Class 1A5, 5.668%, 12/28/36 (f)	287,577	292,412

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
BCAP LLC Trust
Series 2012-RR3, Class 2A5, 2.452%, 5/26/37 (a)(c)	$106,331	$106,350
BCMSC Trust
Series 1999-B, Class A3, 7.180%, 12/15/29 (a)	87,554	40,210
Bear Stearns Asset Backed Securities Trust
Series 2003-AC5, Class A2, 5.500%, 10/25/33 (f)	6,407	6,576
Series 2005-CL1, Class A1, 1.092%, 9/25/34 (a)	792,064	768,464
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.291%, 3/25/31 (a)	79,324	79,831
CDC Mortgage Capital Trust
Series 2003-HE4, Class A1, 1.212%, 3/25/34 (a)	172,390	148,189
Centex Home Equity Loan Trust
Series 2003-A, Class AF4, 4.250%, 12/25/31 (f)	42,648	42,758
Series 2002-D, Class AF6, 4.660%, 12/25/32 (a)	2,017	2,040
COLT Funding LLC
Series 2016-1, Class A2, 3.500%, 5/25/46 (c)(d)	120,185	121,236
ContiMortgage Home Equity Loan Trust
Series 1997-1, Class M1, 7.420%, 3/15/28 (a)	279,267	283,414
Countrywide Alternative Loan Trust
Series 2004-J3, Class 1A1, 5.500%, 4/25/34	66,442	67,709
Series 2005-64CB, Class 1A7, 5.500%, 12/25/35	44,718	44,534
Countrywide Home Loans
Series 2004-J1, Class 1A1, 4.500%, 1/25/19	4,482	4,510
Countywide Asset-Backed Certificates
Series 2004-BC1, Class M2, 2.189%, 1/25/34 (a)	9,751	9,177
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-6, Class 5A1, 4.500%, 9/25/19	107,522	106,868
Credit-Based Asset Servicing and Securitization
Series 2003-CB1, Class AF, 3.950%, 1/25/33 (f)	9	9
Delta Funding Home Equity Loan Trust
Series 1997-2, Class A7, 1.004%, 6/25/27 (a)	30,940	29,372
Equity One Mortgage Pass-Through Trust
Series 2004-2, Class AV2, 1.092%, 7/25/34 (a)	323,294	255,881
Fannie Mae Grantor Trust
Series 2004-T5, Class AB4, 1.199%, 5/28/35 (a)	597,661	496,291
GMACM Home Equity Loan Trust
Series 2001-HE2, Class 1A1, 1.024%, 12/25/26 (a)	128,600	138,581
Series 2003-HE2, Class A5, 4.590%, 4/25/33 (f)	14,532	14,585
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (f)	139,364	138,847
GSAA Trust
Series 2004-3, Class M1, 6.220%, 4/25/34 (f)	15,206	13,808

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
GSMPS Mortgage Loan Trust
Series 2005-RP1, Class 1A2, 7.500%, 1/25/35 (c)	$51,063	$57,172
HSI Asset Securitization Corp. Trust
Series 2006-OPT2, Class 2A4, 0.882%, 1/25/36 (a)	23,719	23,630
Impac CMB Trust
Series 2002-9F, Class A1, 5.216%, 12/25/32 (f)	336,830	339,087
Series 2002-9F, Class M1, 5.867%, 12/25/32 (f)	50,457	50,887
Irwin Home Equity Loan Trust
Series 2005-1, Class M1, 5.920%, 6/25/35 (f)	222,150	224,819
MASTR Alternative Loan Trust
Series 2003-2, Class 5A1, 5.500%, 3/25/18	189,429	190,004
MASTR Asset Securitization Trust
Series 2003-6, Class 8A1, 5.500%, 7/25/33	52,809	54,162
Series 2003-7, Class 4A44, 5.250%, 9/25/33	78,733	81,110
Mellon Residential Funding Corp.
Mortgage Pass-Through Trust
Series 1999-TBC3, Class A2, 2.610%, 10/20/29 (a)	120,043	117,557
RASC Trust
Series 2005-KS8, Class M3, 1.064%, 8/25/35 (a)	100,000	96,699
RBSSP Resecuritization Trust
Series 2009-2, Class 4A1, 2.940%, 5/26/37 (a)(c)	47,160	47,093
Residential Asset Mortgage Products, Inc.
Series 2004-RS8, Class MII1, 1.492%, 8/25/34 (a)	288,664	276,320
Residential Asset Securitization Trust
Series 2003-A5, Class A2, 5.500%, 6/25/33	88,988	90,421
Residential Funding Mortgage Securities II, Inc.
Series 2003-HI4, Class AI5, 6.260%, 2/25/29 (f)	147,227	150,890
Specialty Underwriting & Residential Finance Trust
Series 2003-BC3, Class A, 1.284%, 8/25/34 (a)	233,018	188,390
Structured Asset Mortgage Investments, Inc.
Series 2006-AR3, Class 24A1, 2.756%, 5/25/36 (a)	301,311	167,868
Structured Asset Securities Corp.
Series 2003-31A, Class 2A1, 2.949%, 10/25/33 (a)	413,519	422,579
Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
Series 2003-S2, Class M1A, 1.559%, 12/25/33 (a)	60,074	58,484
Series 2003-S2, Class M1F, 5.370%, 12/25/33 (f)	180,221	179,915
Series 2004-4XS, Class A3A, 5.500%, 2/25/34 (f)	183,447	187,229
UCFC Home Equity Loan
Series 1998-D, Class MF1, 6.905%, 4/15/30	7,692	7,804
Vericrest Opportunity Loan Trust
Series 2016-NPL3, Class A1, 4.250%, 3/26/46 (c)(f)	298,133	301,666
The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Principal
	Amount	Value
VOLT L LLC
Series 2016-NPL10, Class A1, 3.500%, 9/25/46 (c)(f)	$136,154	$136,650
VOLT XLII LLC
Series 2016-NPL2, Class A1, 4.250%, 3/26/46 (c)(f)	409,004	413,817
VOLT XLIV LLC
Series 2016-NPL4, Class A1, 4.250%, 4/25/46 (c)(f)	431,246	436,395
VOLT XXVI LLC
Series 2014-NPL6, Class A1, 3.125%, 9/25/43 (c)(f)	97,034	97,085
VOLT XXXIII LLC
Series 2015-NPL5, Class A1, 3.500%, 3/25/55 (c)(f)	71,185	71,587
VOLT XXXV LLC
Series 2015-NPL9, Class A1, 3.500%, 6/26/45 (c)(f)	186,257	186,397
VOLT XXXVI LLC
Series 2015-NPL10, Class A1, 3.625%, 7/25/45 (c)(f)	402,787	403,556
WaMu Mortgage Pass-Through Certificates
Series 2002-AR2, Class A, 1.851%, 2/27/34 (a)	57,627	56,569
Washington Mutual MSC
Mortgage Pass-Through Certificates
Series 2003-MS2, Class 5A1, 5.750%, 2/25/33	149,979	152,539
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $9,626,095)		9,664,871

U.S. TREASURY NOTES – 17.7%
U.S. Treasury Note
0.625%, 12/15/16	2,000,000	2,000,306
0.625%, 12/31/16	1,000,000	1,000,317
0.750%, 1/15/17	2,000,000	2,001,012
0.625%, 2/15/17	1,500,000	1,500,616
0.625%, 11/30/17	1,000,000	997,520
Total U.S. Treasury Notes (cost $7,503,173)		7,499,771

PRIVATE PLACEMENT PARTICIPATION AGREEMENT – 0.8%
BasePoint – BP SLL Trust, Series SPL-IV
10.000%, 5/31/19 (d)(e)	316,881	316,881
Total Private Placement Participation Agreement
(cost $316,881)		316,881

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2016, Continued

	Shares	Value
SHORT-TERM INVESTMENTS – 1.6%
First American Government
Obligations Fund – Class Z, 0.41% (b)	683,143	$683,143
Total Short-Term Investments (cost $683,143)		683,143
Total Investments (cost $42,041,220) – 99.3%		42,042,757
Other Assets less Liabilities – 0.7%		307,715
TOTAL NET ASSETS – 100.0%		$42,350,472

(a)	Variable rate security. Rate shown reflects the rate in effect at November 30, 2016.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2016.
(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s investment adviser has determined that such a security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2016, the value of these investments was $20,248,969 or 47.8% of total net assets.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust.
(e)
Agreement is illiquid.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint – BP SLL Trust, Series SPL-IV. As of November 30, 2016, the value of this investment was $316,881 or 0.8% of total net assets.

(f)	Step-up bond; the interest rate shown is the rate in effect as of November 30, 2016.
(g)	Interest only security.
FDIC – Federal Deposit Insurance Corporation
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac K Series
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

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SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2016

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
ASSETS
Investments in securities, at value
(identified cost $595,967,621
and $42,041,220, respectively)	$584,886,216	$42,042,757
Cash	7,430,871	6,060
Receivables
Fund shares issued	16,602,683	—
Securities sold	22,573,272	1,202,774
Interest	1,441,096	98,407
Due from Adviser (Note 4)	—	3,434
Prepaid expenses	43,569	7,767
Total assets	632,977,707	43,361,199

LIABILITIES
Payables
Dividends	820,390	278
Investments purchased	78,481,691	930,071
Fund shares redeemed	647,161	870
Due to Adviser	193,776	—
12b-1 fees	28,771	211
Custody fees	16,032	2,948
Administration and fund accounting fees	137,683	34,457
Transfer agent fees and expenses	66,399	12,070
Audit fees	24,300	22,661
Shareholder reporting	15,183	1,386
Chief Compliance Officer fee	2,250	2,250
Accrued expenses	3,672	3,525
Total liabilities	80,437,308	1,010,727
NET ASSETS	$552,540,399	$42,350,472

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2016, Continued

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$6,581,871
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	623,279
Net asset value and
redemption price per share	$10.56
Maximum offering price per share (Net asset
value per share divided by 98.00%)	$10.78
Investor Class
Net assets applicable to shares outstanding	$79,614,354	$404,523
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	7,536,864	40,768
Net asset value, offering and
redemption price per share	$10.56	$9.92

Institutional Class
Net assets applicable to shares outstanding	$466,344,174	$41,945,949
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	44,111,300	4,223,419
Net asset value, offering and
redemption price per share	$10.57	$9.93

COMPONENTS OF NET ASSETS
Paid-in capital	$570,747,351	$43,740,757
Accumulated net investment income	129,257	333,231
Accumulated net realized loss from
investments and securities sold short	(7,254,804)	(1,725,053)
Net unrealized appreciation/(depreciation)
on investments	(11,081,405)	1,537
Net assets	$552,540,399	$42,350,472

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

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SEMPER FUNDS

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2016

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
INVESTMENT INCOME
Income
Interest	$28,519,713	$1,327,844
Total income	28,519,713	1,327,844

Expenses
Advisory fees (Note 4)	2,000,715	150,037
Administration and fund
accounting fees (Note 4)	505,127	139,934
Transfer agent fees and expenses (Note 4)	417,719	49,335
12b-1 fees – Class A (Note 5)	1,952	—
12b-1 fees – Investor Class (Note 5)	163,484	2,158
Registration fees	124,445	8,972
Custody fees (Note 4)	72,333	12,006
Shareholder reporting	25,009	2,339
Audit fees	24,313	22,675
Trustees fees	15,303	9,987
Miscellaneous	15,158	4,542
Legal fees	12,835	8,554
Chief Compliance Officer fee (Note 4)	9,001	9,000
Insurance expense	6,999	2,209
Interest expense (Note 7)	1,946	—
Total expenses	3,396,339	421,748
Advisory fee recoupment
or waiver (Note 4)	104,149	(162,388)
Net expenses	3,500,488	259,360
Net investment income	25,019,225	1,068,484

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gain/(loss) on:
Non-affiliates	(3,924,819)	33,474
Affiliates	(400,110)	(100,003)
Securities sold short	—	(98,359)
Net change in unrealized
appreciation/(depreciation) on:
Investments	(8,067,138)	(82,530)
Securities sold short	—	20,039
Net realized and unrealized loss on
investments and securities sold short	(12,392,067)	(227,379)
Net Increase in Net Assets
Resulting from Operations	$12,627,158	$841,105

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$25,019,225	$12,220,611
Net realized gain/(loss) from investments	(4,324,929)	1,065,522
Net change in unrealized
depreciation on investments	(8,067,138)	(3,919,828)
Net increase in net assets
resulting from operations	12,627,158	9,366,305

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(65,678)	—
Investor Class	(3,868,052)	(2,021,980)
Institutional Class	(23,369,439)	(11,843,576)
From net realized gain on investments
Investor Class	—	(167,373)
Institutional Class	—	(799,952)
Total distributions to shareholders	(27,303,169)	(14,832,881)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	139,700,398	280,254,304
Total increase in net assets	125,024,387	274,787,728

NET ASSETS
Beginning of year	427,516,012	152,728,284
End of year	$552,540,399	$427,516,012
Accumulated net investment income/(loss)	$129,257	$(412,487)

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A

	Period Ended
	November 30, 2016*
	Shares	Paid-in Capital
Shares sold	639,177	$6,780,904
Shares issued on
reinvestments of
distributions	6,050	63,920
Shares redeemed	(21,948)	(232,496)
Net increase	623,279	$6,612,328

Investor Class
	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	6,118,455	$65,538,497	6,291,616	$69,249,018
Shares issued on
reinvestments of
distributions	340,549	3,615,520	188,534	2,071,189
Shares redeemed	(5,070,851)	(54,188,371)	(2,688,405)	(29,567,612)
Net increase	1,388,153	$14,965,646	3,791,745	$41,752,595

Institutional Class
	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	32,077,784	$343,373,364	34,753,976	$383,443,086
Shares issued on
reinvestments of
distributions	1,355,285	14,390,791	671,255	7,377,910
Shares redeemed	(22,339,902)	(239,641,731)	(13,823,644)	(152,319,287)
Net increase	11,093,167	$118,122,424	21,601,587	$238,501,709

*	Commenced operations on December 18, 2015.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,068,484	$1,469,454
Net realized loss from investments
and securities sold short	(164,888)	(1,114,032)
Net change in unrealized appreciation/
(depreciation) from investments
and securities sold short	(62,491)	404,654
Net increase in net assets
resulting from operations	841,105	760,076

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(24,280)	(24,226)
Institutional Class	(1,186,716)	(1,536,962)
From net realized gain on investments
Investor Class	—	(905)
Institutional Class	—	(50,851)
Total distributions to shareholders	(1,210,996)	(1,612,944)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(1,886,569)	(16,679,184)
Total decrease in net assets	(2,256,460)	(17,532,052)

NET ASSETS
Beginning of year	44,606,932	62,138,984
End of year	$42,350,472	$44,606,932
Accumulated net investment income	$333,231	$129,913

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Investor Class

	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	71,572	$708,262	124,505	$1,248,698
Shares issued on
reinvestments of
distributions	1,243	12,307	1,930	19,489
Shares redeemed	(191,075)	(1,893,597)	(56,409)	(569,029)
Net increase/(decrease)	(118,260)	$(1,173,028)	70,026	$699,158

Institutional Class
	Year Ended		Year Ended
	November 30, 2016		November 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	38,888	$385,308	591,533	$5,983,374
Shares issued on
reinvestments of
distributions	119,627	1,186,281	156,368	1,579,509
Shares redeemed	(230,371)	(2,285,130)	(2,456,182)	(24,941,225)
Net decrease	(71,856)	$(713,541)	(1,708,281)	$(17,378,342)

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Class A

	December 18,
	2015	*
	through
	November 30,
	2016
Net asset value, beginning of period	$10.92

Income from investment operations:
Net investment income	0.56	^
Net realized and unrealized loss on investments	(0.28)
Total from investment operations	0.28

Less distributions:
From net investment income	(0.64)
Total distributions	(0.64)
Net asset value, end of period	$10.56

Total return	2.66	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$6,582
Ratio of expenses to average net assets:
Before fee waiver	1.01	%++
After fee waiver	1.00	%++
Ratio of net investment income to average net assets:
Before fee waiver	5.58	%++
After fee waiver	5.59	%++
Portfolio turnover rate	135	%+†

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
†	Portfolio turnover rate calculated for the year ended November 30, 2016.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

				July 22, 2013*
				through
	Year Ended November 30,			November 30,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.91	$11.08	$10.75	$10.00

Income from investment operations:
Net investment income	0.58 ^	0.51 ^	0.55 ^	0.08
Net realized and unrealized
gain/(loss) on investments	(0.30)	(0.05)	0.38	0.75
Total from investment operations	0.28	0.46	0.93	0.83

Less distributions:
From net investment income	(0.63)	(0.56)	(0.57)	(0.08)
From net realized gain on investments	—	(0.07)	(0.03)	—
Total distributions	(0.63)	(0.63)	(0.60)	(0.08)
Net asset value, end of period	$10.56	$10.91	$11.08	$10.75

Total return	2.67%	4.26%	8.84%	8.31	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$79,614	$67,073	$26,121	$2,969
Ratio of expenses to average net assets:
Before fee waiver, expense
reimbursement, and recoupment	0.97%	0.99%	1.12%	3.80	%++
After fee waiver, expense
reimbursement and recoupment	1.00%	1.00%	1.00%	1.00	%++
Ratio of net investment income
to average net assets:
Before fee waiver, expense
reimbursement and recoupment	5.45%	4.65%	4.83%	1.45	%++
After fee waiver, expense
reimbursement and recoupment	5.42%	4.64%	4.95%	4.25	%++
Portfolio turnover rate	135%	166%	142%	114	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class

				July 22, 2013*
				through
	Year Ended November 30,			November 30,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.92	$11.09	$10.75	$10.00

Income from investment operations:
Net investment income	0.60 ^	0.54 ^	0.58 ^	0.08
Net realized and unrealized
gain/(loss) on investments	(0.30)	(0.05)	0.38	0.75
Total from investment operations	0.30	0.49	0.96	0.83

Less distributions:
From net investment income	(0.65)	(0.59)	(0.59)	(0.08)
From net realized gain on investments	—	(0.07)	(0.03)	—
Total distributions	(0.65)	(0.66)	(0.62)	(0.08)
Net asset value, end of period	$10.57	$10.92	$11.09	$10.75

Total return	2.92%	4.51%	9.18%	8.35	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$466,344	$360,443	$126,607	$30,576
Ratio of expenses to average net assets:
Before fee waiver, expense
reimbursement and recoupment	0.73%	0.74%	0.89%	3.65	%++
After fee waiver, expense
reimbursement and recoupment	0.75%	0.75%	0.75%	0.75	%++
Ratio of net investment income
to average net assets:
Before fee waiver, expense
reimbursement and recoupment	5.68%	4.88%	5.10%	1.54	%++
After fee waiver, expense
reimbursement and recoupment	5.66%	4.87%	5.24%	4.44	%++
Portfolio turnover rate	135%	166%	142%	114	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class

	Year Ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.00	$10.19	$10.23	$10.39	$10.25

Income from investment operations:
Net investment income	0.24 ^	0.29 ^	0.13 ^	0.13	0.11
Net realized and unrealized
gain/(loss) on investments	(0.07)	(0.16)	0.06	(0.11)	0.27
Total from investment operations	0.17	0.13	0.19	0.02	0.38

Less distributions:
From net investment income	(0.25)	(0.31)	(0.21)	(0.15)	(0.13)
From net realized gain on investments	—	(0.01)	(0.02)	(0.03)	(0.11)
Total distributions	(0.25)	(0.32)	(0.23)	(0.18)	(0.24)
Net asset value, end of year	$9.92	$10.00	$10.19	$10.23	$10.39

Total return	1.77%	1.23%	1.86%	0.18%	3.84%

Ratios/supplemental data:
Net assets, end of year (thousands)	$405	$1,591	$907	$1,173	$856
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	1.21%	1.35%	1.84%	2.91%	3.40%
After fee waiver and
expense reimbursement#	0.85%	1.02%	1.13%	0.92%	0.85%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and
expense reimbursement	2.07%	2.59%	0.58%	(0.69)%	(1.47)%
After fee waiver and
expense reimbursement	2.43%	2.92%	1.29%	1.30%	1.08%
Portfolio turnover rate	108%	56%	92%	108%	78%
^	Based on average shares outstanding.
#	Excluding interest expense, the ratio of expenses to average net assets would have been 0.85%, 0.85% and 0.85% for the years ended November 30, 2015, 2014, and 2013, respectively.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.01	$10.20	$10.24	$10.40	$10.26

Income from investment operations:
Net investment income	0.25 ^	0.32 ^	0.24 ^	0.16	0.14
Net realized and unrealized
gain/(loss) on investments	(0.05)	(0.17)	(0.03)	(0.12)	0.27
Total from investment operations	0.20	0.15	0.21	0.04	0.41

Less distributions:
From net investment income	(0.28)	(0.33)	(0.23)	(0.17)	(0.16)
From net realized gain on investments	—	(0.01)	(0.02)	(0.03)	(0.11)
Total distributions	(0.28)	(0.34)	(0.25)	(0.20)	(0.27)
Net asset value, end of year	$9.93	$10.01	$10.20	$10.24	$10.40

Total return	2.04%	1.48%	2.11%	0.42%	4.10%

Ratios/supplemental data:
Net assets, end of year (thousands)	$41,946	$43,016	$61,232	$51,382	$23,050
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	0.98%	1.14%	1.06%	1.15%	2.51%
After fee waiver and
expense reimbursement#	0.60%	0.81%	0.90%	0.68%	0.60%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and
expense reimbursement	2.11%	2.82%	2.14%	1.09%	(0.58)%
After fee waiver and
expense reimbursement	2.49%	3.15%	2.30%	1.56%	1.33%
Portfolio turnover rate	108%	56%	92%	108%	78%

^	Based on average shares outstanding.
#	Excluding interest expense, the ratio of expenses to average net assets would have been 0.60%, 0.60% and 0.60% for the years ended November 30, 2015, 2014, and 2013, respectively.

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016

NOTE 1 – ORGANIZATION

The Semper MBS Total Return Fund and the Semper Short Duration Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Prior to March 31, 2014, the Semper Short Duration Fund was a series of Forum Funds. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Semper MBS Total Return Fund (“MBS Total Return Fund”) is to seek a high level of risk-adjusted current income and capital appreciation.  The investment objective of the Semper Short Duration Fund (“Short Duration Fund”) is to seek a high level of current income that is consistent with preservation of capital.  Each Fund currently offers Investor Class shares and Institutional Class shares and the MBS Total Return Fund offers Class A shares.  The MBS Total Return Fund’s Investor Class shares and Institutional Class shares commenced operations on July 22, 2013 and the Class A shares commenced operations on December 18, 2015.  The Short Duration Fund’s Investor Class shares and Institutional Class shares commenced operations on December 23, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

During the year ended November 30, 2016, the MBS Total Return Fund distributed substantially all net investment income, if any, monthly.  The Short Duration Fund declares dividends from net investment income daily and distributes the dividends to shareholders monthly.  Beginning December 1, 2016, the MBS Total Return Fund will declare dividends from net investment income daily and distribute to its shareholders monthly.  The Funds distribute any realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Restricted Securities:  The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.  Restricted securities, such as those issued pursuant to Rule 144a

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

under the Securities Act of 1933, may be deemed to be liquid as determined by Semper Capital Management, L.P. (the “Adviser”).  All of the restricted securities held by the Funds at November 30, 2016 consist of securities issued under Rule 144a and have all been deemed to be liquid by the Adviser.

E.
Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a Fund.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Each Fund intends to hold no more than 15% of its net assets in illiquid securities.  At November 30, 2016, the MBS Total Return Fund and the Short Duration Fund had investments in illiquid securities with a total value of $1,267,526 or 0.2% of net assets and $316,881 or 0.8% of net assets, respectively.

		Dates	Cost
MBS Total Return Fund	PAR	Acquired	Basis
BasePoint – BP SLL Trust,
Series SPL-IV	$1,267,526	6/16	$1,267,526
		Dates	Cost
Short Duration Fund	PAR	Acquired	Basis
BasePoint – BP SLL Trust,
Series SPL-IV	$ 316,881	6/16	$ 316,881

F.
Repurchase Agreements: Under a master repurchase agreement with a broker counterparty and custodian, each Fund may enter into transactions whereby the Fund purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreement”).  The Funds, through the custodian, take possession of securities collateralizing the repurchase agreement, the fair value of which exceeds the amount of the repurchase transaction, including accrued interest.  If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The Funds did not hold repurchase agreements during the year ended November 30, 2016.

G.
Short Sales:  The Funds are authorized to make short sales of securities. In a typical short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund is said to have a “short position” in the securities sold until it delivers them to the broker. Until the security is replaced, the proceeds of the short sale are retained by the broker,

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

and a Fund is required to pay to the broker a negotiated portion of any interest which accrues during the period of the loan. To meet current margin requirements, a Fund may also be required to deposit with the broker cash or securities in excess of the current market value of the securities sold short as security for its obligation to cover its short position.  A Fund is also required to segregate or earmark liquid assets on its books to cover its obligation to return the security.

The adviser will generally sell securities short in conjunction with long positions with similar characteristics for the purposes of managing certain risks (primarily interest rate and/or yield spread risk) or for capturing differences in value between two securities, and not for forecasting the market’s direction.  In many instances, the Funds will utilize forward-settling sales of agency residential mortgage-backed securities where the underlying pools of mortgage loans are To Be Announced (“TBA”) securities for these short selling activities.

H.
Investment in Affiliated Security:  Each Fund made an investment in a private fund that is sub-advised by the Funds’ investment adviser resulting in that private fund being considered an affiliated investment, as defined in the 1940 Act. As of November 30, 2016, the MBS Total Return Fund and the Short Duration Fund no longer held any affiliated securities.  Transactions during the year ended November 30, 2016 in each Fund in which the investment in the private fund was considered an “affiliated investment” are as follows:

	MBS Total	Short
	Return Fund	Duration Fund
Beginning Cost	$6,000,000	$1,500,000
Purchase Cost	—	—
Sales Cost	(6,000,000)	(1,500,000)
Ending Cost	$—	$—
Dividend Income	—	—
Net Realized Gain/(Loss)	$(400,110)	$(100,003)

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

	Undistributed	Accumulated Net
	Net Investment	Realized	Paid-in
	Income	Loss	Capital
MBS Total Return Fund	$2,825,688	$(2,825,688)	$—
Short Duration Fund	345,830	(345,830)	—

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

J.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

K.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of November 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that each Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

Mortgage- and Asset-Backed Securities:  Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

U.S. Government Securities:  U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. Government securities are typically categorized in level 2 of the fair value hierarchy.

U.S. Government Agency Securities:  U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

Other Debt Securities:  Other debt securities, including corporate and municipal bonds, are valued at their mean prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider yields or recently executed transactions of investments with comparable quality, type of issue, coupon maturity and rating, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2016:

MBS Total Return Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset-Backed Securities	$—	$38,454,772	$16,458,673	$54,913,445
Collateralized Debt
Obligations	—	10,365,088	20,684,773	31,049,861
Commercial
Mortgage-Backed
Securities – Agency	—	538,835	—	538,835
Commercial
Mortgage-Backed
Securities – Non-Agency	—	108,056,286	11,453,719	119,510,005
Residential
Mortgage-Backed
Securities – Agency	—	2,013,321	—	2,013,321
Residential
Mortgage-Backed
Securities – Non-Agency	—	298,629,352	1,074,383	299,703,735
U.S. Government Agencies	—	22,254,551	—	22,254,551
Total Fixed Income	—	480,312,205	49,671,548	529,983,753
Private Placement
Participation
Agreement	—	—	1,267,526	1,267,526
Short-Term Investments	53,634,937	—	—	53,634,937
Total Investments	$53,634,937	$480,312,205	$50,939,074	$584,886,216

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

Short Duration Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset-Backed
Securities – Agency	$—	$268,811	$—	$268,811
Asset-Backed
Securities – Non-Agency	—	6,464,403	1,165,162	7,629,565
Collateralized Debt Obligations	—	680,467	1,029,936	1,710,403
Collateralized Loan Obligations	—	2,775,796	—	2,775,796
Commercial Mortgage-Backed
Securities – Agency	—	494,929	—	494,929
Commercial Mortgage-Backed
Securities – Non-Agency	—	7,946,557	958,787	8,905,344
Residential Mortgage-Backed
Securities – Agency	—	2,093,243	—	2,093,243
Residential Mortgage-Backed
Securities – Non-Agency	—	9,543,635	121,236	9,664,871
U.S. Treasury Notes	—	7,499,771	—	7,499,771
Total Fixed Income	—	37,767,612	3,275,121	41,042,733
Private Placement
Participation Agreement	—	—	316,881	316,881
Short-Term Investments	683,143	—	—	683,143
Total Investments	$683,143	$37,767,612	$3,592,002	$42,042,757

Refer to each Fund’s schedule of investments for a detailed break-out of securities by type.  Transfers between levels are recognized at November 30, 2016, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

The following is a reconciliation of the MBS Total Return Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

MBS Total Return Fund

	Investments in Securities, at Value
		Collateralized	Commercial	Residential
	Asset-Backed	Debt	MBS –	MBS –
	Securities	Obligations	Non-Agency	Agency
Balance as of November 30, 2015	$9,853,273	$15,078,659	$18,218,711	$2,457,000
Accrued discounts/premiums	(4,247)	354,366	337,083	—
Realized gain/(loss)	39,002	120,149	(369,856)	93,281
Change in unrealized
appreciation/(depreciation)	32,018	(708,619)	(1,024,506)	(57,000)
Purchases	10,688,278	9,420,089	20,095,619	—
Sales	(4,149,651)	(773,844)	(9,498,046)	(2,493,281)
Transfers in and/or out of Level 3	—	(2,806,027)	(16,305,286)	—
Balance as of November 30, 2016	$16,458,673	$20,684,773	$11,453,719	$—

			Private
	Residential	Private	Placement
	MBS –	Fund	Participation
	Non-Agency	Investment	Agreement
Balance as of November 30, 2015	$4,712,640	$6,158,347	$—
Accrued discounts/premiums	47,950	—	—
Realized gain/(loss)	95,452	(400,110)	—
Change in unrealized
appreciation/(depreciation)	(1,903,040)	(158,347)	—
Purchases	—	—	2,000,000
Sales	(1,357,679)	(5,599,890)	(732,474)
Transfers in and/or out of Level 3	(520,940)	—	—
Balance as of November 30, 2016	$1,074,383	$—	$1,267,526

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2016, and still classified as level 3 was $(4,189,381).

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

The following is a reconciliation of the Short Duration Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Short Duration Fund

	Investments in Securities, at Value
	Asset-Backed	Collateralized	Commercial	Residential
	Securities	Debt	MBS –	MBS –
	Non-Agency	Obligations	Non-Agency	Non-Agency
Balance as of November 30, 2015	$248,750	$994,098	$1,505,384	$—
Accrued discounts/premiums	(40)	23,901	1,004	(25)
Realized gain/(loss)	348	8,866	(12,253)	(132)
Change in unrealized
appreciation/(depreciation)	420	(1,054)	24,926	526
Purchases	1,797,924	181,881	767,121	150,682
Sales	(882,240)	(177,756)	(1,327,395)	(29,815)
Transfers in and/or out of Level 3	—	—	—	—
Balance as of November 30, 2016	$1,165,162	$1,029,936	$958,787	$121,236

		Private
	Private	Placement
	Fund	Participation
	Investment	Agreement
Balance as of November 30, 2015	$1,539,587	$2,527,748
Accrued discounts/premiums	—	—
Realized gain/(loss)	(100,003)	—
Change in unrealized
appreciation/(depreciation)	(39,586)	—
Purchases	—	11,708,711
Sales	(1,399,998)	(13,919,578)
Transfers in and/or out of Level 3	—	—
Balance as of November 30, 2016	$—	$316,881

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2016, and still classified as level 3 was $(1,538).

Transfers from level 3 to level 2 are a result of the availability of current market data provided by the Funds’ primary pricing service which utilizes observable inputs.  The Funds’ primary pricing service was unable to provide pricing for 26 securities held on November 30, 2016.  The Valuation Committee utilized indicative market quotations or broker quotes received from a broker-dealer considered by the Adviser to be a market participant.  The underlying inputs which support the broker quote utilized by the Valuation Committee are not observable.  In addition, the primary pricing service provided a valuation based on a single broker quote for 6 other securities held by the Funds.  The MBS Total Return Fund held 1 security at November 30, 2016 which was purchased on November 23, 2016 and continues to be valued at cost.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

Significant unobservable valuation inputs for private placement participation agreements held in the MBS Total Return Fund and the Short Duration Fund and classified as level 3 securities as of November 30, 2016, are as follows:

Investments	Value at	Valuation	Unobservable
in Securities	11/30/16	Technique(s)	Input	Input Values
			Fixed loan	This loan participation has an expected 10%
	MBS		participation	yield for a 3 year term, appropriate given
	Total		valued at	the asset’s strong credit quality offset by
	Return		par based on	illiquidity. This loan participation is part of
BasePoint –	Fund		deal cash flow,	a senior secured credit facility backed by a
BP SLL Trust,	held	Discounted	illiquidity and	series of pools of unsecured consumer loan
Series SPL-IV	$1,267,526.	cash flows	short maturity.	receivables originated by LoanMe, Inc., a
	Short			specialty finance company that directly
	Duration			originates and services high interest‐bearing
	Fund			unsecured consumer loans and unsecured
	held			small business loans. Repayment of
	$316,881.			principal at par is ahead of schedule with
another 15% paid down in Q4 2016.
Overcollateralization, strong fundamentals
of loan cash flows support a continued
price of par.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended November 30, 2016, Semper Capital Management, L.P. (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.45% based upon the average daily net assets of the MBS Total Return Fund and at an annual rate of 0.35% based upon the average daily net assets of the Short Duration Fund.  For the year ended November 30, 2016, the MBS Total Return Fund and the Short Duration Fund incurred $2,000,715 and $150,037 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by each Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends and interest expense on securities sold short and extraordinary expenses) to 1.00%, 1.00%, and 0.75% of the average daily net assets of the MBS Total Return Fund’s Class A, Investor Class, and Institutional Class, respectively, and 0.85% and 0.60% of the average daily net assets of the Short Duration Fund’s Investor Class and Institutional Class, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended November 30, 2016, the Adviser recouped $104,149 in previously waived expenses for the MBS Total Return Fund.  For the year ended November 30, 2016, the Adviser reduced its fees in the amount of $162,388 for the Short Duration Fund.  The expense limitation will remain in effect through at least March 28, 2017, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the date of expiration are as follows:

	MBS Total Return Fund	Short Duration Fund
Year	Amount	Amount
2017	$65,115	$109,081
2018	—	151,298
2019	—	162,388
	$65,115	$422,767

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended November 30, 2016, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

	MBS Total	Short
	Return Fund	Duration Fund
Administration and Fund Accounting	$505,127	$139,934
Transfer Agency (excludes
out-of-pocket expenses and sub-ta fees)	127,831	31,881
Custody	72,333	12,006
Chief Compliance Officer	9,001	9,000

At November 30, 2016, the Funds had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	MBS Total	Short
	Return Fund	Duration Fund
Administration and Fund Accounting	$137,683	$34,457
Transfer Agency (excludes
out-of-pocket expenses and sub-ta fees)	18,921	7,990
Custody	16,032	2,948
Chief Compliance Officer	2,250	2,250

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class and the MBS Total Return Fund’s Class A.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2016, the Investor Class shares paid the Distributor $163,484 and $2,158 for the MBS Total Return Fund and the Short Duration Fund, respectively.  For the period December 18, 2015 through November 30, 2016, the Class A shares of the MBS Total Return Fund paid the Distributor $1,952.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Non-Government		Government
	Purchases	Sales	Purchases	Sales
MBS Total Return Fund	$371,716,468	$258,269,295	$313,381,855	$310,149,549
Short Duration Fund	37,089,646	41,758,922	4,126,882	7,965,573

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

NOTE 7 – LINES OF CREDIT

The MBS Total Return Fund and the Short Duration Fund have unsecured lines of credit in the amount of $100,000,000 and $6,800,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended November 30, 2016, the MBS Total Return Fund drew upon its line of credit.  The MBS Total Return Fund had an outstanding average daily balance of $54,689, a weighted average interest rate of 3.50%, and paid $1,946 in interest.  The maximum amount outstanding for the MBS Total Return Fund during the year ended November 30, 2016 was $4,163,000.  The Short Duration Fund did not draw upon its line of credit during the year ended November 30, 2016.  At November 30, 2016, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of paydowns.

The tax character of distributions paid during the year ended November 30, 2016 and the year ended November 30, 2015 was as follows:

	MBS Total Return Fund		Short Duration Fund
	Nov. 30, 2016	Nov. 30, 2015	Nov. 30, 2016	Nov. 30, 2015
Ordinary income	$27,303,169	$14,829,034	$1,210,996	$1,612,944
Long-term
capital gains	—	3,847	—	—

As of November 30, 2016, the components of capital on a tax basis were as follows:

	MBS Total	Short
	Return Fund	Duration Fund
Cost of Investments (a)	$595,968,187	$42,041,220
Gross unrealized appreciation	5,054,679	257,284
Gross unrealized depreciation	(16,136,650)	(255,747)
Net unrealized appreciation/
(depreciation) (a)	(11,081,971)	1,537
Undistributed ordinary income	949,647	333,509
Undistributed long-term capital gains	—	—
Total distributable earnings	949,647	333,509
Other accumulated gains/(losses)	(8,074,628)	(1,725,331)
Total accumulated earnings/(losses)	$(18,206,952)	$(1,390,285)

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

(a)
The difference between book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to wash sales. The difference between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, capital loss carryforwards, and tax adjustments to distribution payable.

The Funds had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	Long-Term Indefinite	Short-Term Indefinite
MBS Total Return Fund	$2,061,287	$5,192,951
Short Duration Fund	791,943	933,110

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Asset-Backed Securities Risk – The Funds may invest in a variety of asset-backed securities which are subject to Interest Rate Risk, Credit Risk, Extension Risk and Prepayment Risk. Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates.

•
Risks Associated with Mortgage-Backed Securities – These risks include Market Risk, Interest Rate Risk, Credit Risk and Prepayment Risk, as well as the risk that the structure of certain mortgage-backed securities (“MBS”) may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile. Limited trading opportunities for certain MBS may make it more difficult to sell or buy a security at a favorable price or time. In particular, events related to the U.S. housing market in recent years have had a severe negative impact on the value of some MBS and resulted in an increased risk associated with investments in these securities.

•
Sub-Prime Mortgage Risk – The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.

•
Government-Sponsored Entities Risk – Securities issued or guaranteed by government-sponsored entities, including Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), may not be guaranteed

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2016, Continued

or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

•
Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Funds to sell these securities.

•
High Yield Risk – Fixed income securities that are rated below investment grade (i.e. “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Derivatives Risk – A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index, and includes options, futures and swaps. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

•
Counterparty Risk – Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

•
TBA Securities Risk – In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. The principal risks of TBA transactions are increased interest rate risk and increased overall investment exposure.

•	Liquidity Risk – Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices.

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

For the year ended November 30, 2016, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds. For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2016 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 31, 2016, the Investor class, Institutional class, and Class A of the MBS Total Return Fund distributed $0.050062489, $0.052593236, and $0.050336219 per share of net investment income, respectively.

On December 31, 2016, the Investor class and the Institutional class of the Short Duration Fund distributed $0.095025602 and $0.097162387 per share of net investment income, respectively.

SEMPER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Semper MBS Total Return Fund
Semper Short Duration Fund

We have audited the accompanying statements of assets and liabilities of the Semper MBS Total Return Fund and Semper Short Duration Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to Semper MBS Total Return Fund, the financial highlights for each of the three years in the period then ended and for the period July 22, 2013 (commencement of operations) through November 30, 2013, and with respect to Semper Short Duration Fund, the financial highlights for each of the three years in the period then ended.  With respect to the Semper Short Duration Fund, the financial highlights for each of the two years in the period ended November 30, 2013 have been audited by other auditors whose report dated January 28, 2014 expressed unqualified opinion on such financial highlights.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Semper MBS Total Return Fund and Semper Short Duration Fund, as of November 30, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

SEMPER FUNDS

NOTICE TO SHAREHOLDERS at November 30, 2016 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-736-7799 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling 1-855-736-7799.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-736-7799.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 70)		term; since	Gamma Delta		Advisors
615 E. Michigan Street		March	Housing		Series Trust
Milwaukee, WI 53202		2014.	Corporation		(for series not
			(collegiate housing		affiliated with
			management)		the Funds);
			(2012 to present);		Independent
			Trustee and Chair		Trustee from
			(2000 to 2012),		1999 to 2012,
			New Covenant		New Covenant
			Mutual Funds		Mutual Funds
			(1999-2012);		(an open-end
			Director and		investment
			Board Member,		company with
			Alpha Gamma		4 portfolios).
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 82)		term; since	President, Hotchkis		Advisors
615 E. Michigan Street		May 2002.	and Wiley Funds		Series Trust
Milwaukee, WI 53202			(mutual funds)		(for series not
			(1985 to 1993).		affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 77)		term; since	Senior Vice		Advisors
615 E. Michigan Street		February	President, Federal		Series Trust
Milwaukee, WI 53202		1997.	Home Loan Bank		(for series not
			of San Francisco.		affiliated with
the Funds).

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	3	Trustee,
(age 57)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
13 portfolios),
DoubleLine
Equity Funds,
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	3	Trustee,
(age 69)	Trustee	term; since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC		Series Trust
Milwaukee, WI 53202		2008.	(May 1991		(for series not
			to present).		affiliated with
the Funds).

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	and Chief	term; since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June	(March 1997 to present).
Milwaukee, WI 53202	Executive	2003.
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 55)	and	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 46)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 59)	President,	term; since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 51)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 30)	Secretary	term; since	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 to July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 to
September 2012); J.D. Graduate, Marquette
University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2016, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds and the Semper Absolute Return Bond Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-736-7799.

SEMPER FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-736-7799 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SEMPER FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Semper Capital Management, L.P.
52 Vanderbilt Avenue, Suite 401
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-736-7799 (855-SEM-PRXX)

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-736-7799 (855-SEM-PRXX).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$40,300	$34,800
Audit-Related Fees	N/A	N/A
Tax Fees	$6,800	$6,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  2/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  2/8/17

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date 2/8/17

* Print the name and title of each signing officer under his or her signature.